AMERICAN INDEPENDENCE FUNDS TRUST II

(the “Trust”)

SUPPLEMENT DATED MARCH 2, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED MARCH 1, 2015

AMERICAN INDEPENDENCE MAR TACTICAL CONSERVATIVE FUND

(CUSIP NUMBERS:  026763409, 026763102, 026763201, 026763300)

AMERICAN INDEPENDENCE MAR TACTICAL AGGRESSIVE GROWTH FUND

(CUSIP NUMBERS:  026763771, 026763813, 026763797, 026763789)

Effective immediately, please be advised that shares of the American Independence MAR Tactical Conservative Fund and the MAR Tactical Aggressive Growth Fund are currently not available for sale.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AMERICAN INDEPENDENCE FUNDS TRUST II

(the “Trust”)

SUPPLEMENT DATED MARCH 2, 2014

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2015

AMERICAN INDEPENDENCE MAR TACTICAL MODERATE GROWTH FUND

(TICKER SYMBOL: MGZCX, MGZRX)

AMERICAN INDEPENDENCE MAR TACTICAL GROWTH FUND

(TICKER SYMBOL: MGMCX, MGMRX)

This supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2015, for the American Independence Funds Trust II, updates certain information in the Prospectus and SAI with respect to the Class C shares and Class R shares of the American Independence MAR Tactical Moderate Growth Fund and the American Independence MAR Tactical Growth Fund (the “Funds”), each a series of the Trust.

Effective February 10, 2015, please be advised that American Independence Financial Services, LLC has recommended, and the Board of Trustees of the Funds has approved, the temporary suspension of the offering of Class C shares of the Funds until further notice.

Please be advised that the Class R shares for the Funds are currently not available for sale.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AMERICAN INDEPENDENCE FUNDS TRUST II

PROSPECTUS
March 1, 2015

Institutional
	Class	Class A	Class C	Class R
	(Ticker/CUSIP)	(Ticker/CUSIP)	(Ticker/CUSIP)	(Ticker/CUSIP)
American Independence MAR Tactical Conservative Fund	N/A 026763409	N/A 026763102	N/A 026763201	N/A 026763300

American Independence MAR Tactical Moderate Growth Fund	MGZIX 026763805	MGZAX 026763508	MGZCX 026763607	MGZRX 026763706
American Independence MAR Tactical Growth Fund	MGMIX 026763854	MGMAX 026763888	MGMCX 026763870	MGMRX 026763862

American Independence MAR Tactical Aggressive Growth Fund	N/A 026763771	N/A 026763813	N/A 026763797	N/A 026763789

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Inside This Prospectus

The Fund Summaries for each Fund include (1) Investment Objectives; (2) Fees and Expenses of the Fund; (3) Principal Investment Strategies, Risks and Performance; (4) Portfolio Management; (5) Purchase and Sale Information; (6) Tax Information and (7) Financial Intermediary Compensation.

FUND SUMMARY – AMERICAN INDEPENDENCE MAR TACTICAL CONSERVATIVE FUND

FUND SUMMARY – AMERICAN INDEPENDENCE MAR TACTICAL MODERATE GROWTH FUND

FUND SUMMARY – AMERICAN INDEPENDENCE MAR TACTICAL GROWTH FUND

FUND SUMMARY – AMERICAN INDEPENDENCE MAR TACTICAL AGGRESSIVE GROWTH FUND

MORE ABOUT THE FUNDS

Additional Information About The Funds’ Objectives and Investment Strategies

Related Risks

Fund Management

INVESTING WITH THE FUNDS

Choosing a Class of Shares

Opening an Account

Exchanging Shares

Redeeming From Your Account

Other Shareholder Servicing Information

Calculating Share Price

Distribution and Service Fees

Dividends, Distributions and Taxes

FINANCIAL HIGHLIGHTS

SERVICE PROVIDERS

ADDITIONAL INFORMATION

American Independence MAR Tactical Conservative Fund

FUND SUMMARY – AMERICAN INDEPENDENCE MAR TACTICAL CONSERVATIVE FUND

Investment Objective.

The primary objective of the American Independence MAR Tactical Conservative Fund (the “Fund”) is a high level of total return consistent with a conservative level of risk.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund (or in any other American Independence Funds). More information about these and other discounts is available from your financial professional and in the “Investing With The Funds” section starting on page 45 of the Funds’ Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares	Class R Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.38%(2)	1.00%	0.50%(2)
Other Expenses(3)	3.67%	3.67%	3.67%	3.67%
Acquired Fund Fees and Expenses(3)	0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	4.47%	4.85%	5.47%	4.97%
Fee Waivers and Expense Reimbursements(4)	-3.37%	-3.37%	-3.37%	-3.37%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(4)	1.10%	1.48%	2.10%	1.60%

(1)    Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)    The Board of Trustees (the “Board”) has approved a Rule 12b-1 Plan with a 0.25% and a 0.40% distribution fee for Class A Shares and Class R Shares, respectively. In addition, the Board has approved a Shareholder Services Plan for Class A Shares and Class R Shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing the full 0.25% and 0.40% distribution fees for Class A Shares and Class R Shares, respectively and is assessing only 0.13% and 0.10% of the shareholder servicing fees for Class A Shares and Class R Shares, respectively.

(3)    Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(4)    American Independence Financial Services, LLC (“American Independence” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2016 in order to keep the Total Annual Fund Operating Expenses to 0.90%, 1.28%, 1.90% and 1.40% of the Fund’s average net assets for Institutional Class Shares, Class A Shares, Class C Shares and Class R Shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation.  The expense limitation may be terminated only by approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
Institutional Class Shares	$112	$1,046
Class A Shares	$717	$1,665
Class C Shares	$316	$1,333
Class R Shares	$163	$1,191

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund has not yet commenced operations, and therefore, has no portfolio turnover rate to report.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. The Fund seeks to achieve its investment objective by allocating net assets to four asset classes (equity, fixed income, cash and commodities) and multiple sub-asset classes (subsets of the four asset classes) through investments in exchange-traded funds (“ETFs”) whose underlying investments trade in U.S. and international, both developed and emerging markets, but are listed on U.S. exchanges. The underlying investments of the ETFs will include the following:

➢  Common and preferred stocks of all market capitalizations and investment types (e.g., value and growth) in global markets, including emerging markets, all of which are considered to be sub-asset classes;

➢  Fixed-income securities with varying maturities and credit quality, including high yield securities (commonly known as “junk bonds”), convertible debt, investment grade corporate bonds, asset- and mortgage-backed securities, municipal bonds and both domestic and foreign sovereign debt bonds, including those in emerging markets, all of which are also examples of sub-asset classes; and

➢  Commodities (e.g., gold).

In addition, the Fund treats cash equivalents as an asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns.

The Fund may also invest in a basket of securities which represent an asset class or investment type if it is determined that investing in the ETF for that investment type is not feasible or otherwise not in the best interest of the Fund.

Cougar Global Investments Ltd. (the “Sub-Adviser” or “Cougar Global”) employs a proprietary asset allocation model to structure the portfolio across multiple asset classes and sub-asset classes based on the return and downside-risk profile. First, the Sub-Adviser uses its proprietary Macroeconomic Assessment of Risk (“MAR”) analysis to create its forecast of the macroeconomic environment over a one-year time horizon. Second, the Sub-Adviser uses statistical models to establish what impact it believes the macroeconomic environment may have on the risk/return profile and correlations of multiple asset classes and sub-asset classes.  This provides a measure of how these asset classes and sub-asset classes may behave under different macroeconomic scenarios. Third, the Sub-Adviser selects asset classes and sub-asset classes it believes will achieve the highest total return as is consistent with the Fund’s return and downside-risk profile. Finally, the Fund’s portfolio is revised and rebalanced monthly if the expected returns and downside-risk for the current holdings have changed.

The overall asset allocation of the Fund is not fixed. It can and does change significantly over time as the Sub-Adviser decides to re-allocate portions of the portfolio in response to changes in the U.S. and global economy and in various investment markets. The Fund’s Sub-Adviser may engage in frequent buying and selling of portfolio securities to pursue the Fund’s investment objective. The Fund seeks to have a lower amount of relative risk than the other American Independence MAR Tactical Funds— the American Independence MAR Tactical Moderate Growth Fund, American Independence MAR Growth Fund and American Independence MAR Tactical Aggressive Growth Fund.

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, the Fund may also invest in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary purposes and for cash flow management.

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the level of risk you are willing to take. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose money by investing in the Fund. The Fund is not intended to be a complete investment program, and is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below:

ETF Risks. The following are various types of risks to which the Fund is subject based on the certain types of ETFs in which the Fund will be investing:

General ETF Risk. The cost to a shareholder of investing in the Fund may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the related securities.  Shareholders will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses.

Tracking Error Risk. ETF’s typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values (“NAV”).  In addition, an ETF that tracks an index may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”). Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.  If the Fund is unable to rely on an ETF’s exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers prudent, or cause the Sub-Adviser to select an investment other than that which the Sub-Adviser considers suitable.

Because the Fund’s investments are concentrated in underlying funds, and the Fund’s performance is directly related to the performance of such underlying funds, the ability of the Fund to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives.

Equity Securities Risk.  In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Emerging Markets Risk.  The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Political Risk. A greater potential for revolts, and the expropriation of assets by governments exists when investing in securities of foreign countries.

Medium- and Small- Cap Risk. Because mid-sized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies and may move in a different direction than the broader market.  Shares of small companies in particular may be thinly traded, making them potentially more difficult to buy or sell at a desired time or price.  Rising interest rates and changes in key personnel may also hurt small businesses more than larger ones.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk.    The Fund’s share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund.  Longer-term securities are subject to greater interest rate risk.  Duration is a measure of the sensitivity of a security’s price to changes in interest rates.  The longer a securities duration, the more sensitive it will be to changes in interest rates.  Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

High Yield Securities Risk.  Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. High yield securities are commonly referred to as “junk bonds” and are considered to be speculative.

Asset- and Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these MBS and asset-backed securities differ from traditional fixed income securities. Like traditional fixed income securities, the value of MBS or asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, MBS and asset-backed backed securities are subject to prepayment risk and extension risk. Because of prepayment risk and extension risk, MBS react differently to changes in interest rates than other fixed income securities. Asset-backed securities entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Liquidity Risk. An underlying fund may invest to a great degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments.  These funds may invest in securities that may become less liquid in response to market developments or adverse investor perceptions.  Investments that are illiquid or that trade in lower volumes may be more difficult to value.  When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all.  An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Municipal Bonds Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s NAV. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s NAV, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Sovereign Debt Risk. Investing in sovereign debt will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Commodity Risk. Investments in commodities, such as gold, or in commodity-linked instruments, will subject the Fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities.

Non-Diversified Fund Risk.  The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Past Performance. The Fund has not commenced operations as of the date of this Prospectus, and, therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund.

Management.

Investment Advisers.

The Adviser for the Fund is American Independence Financial Services, LLC.

The Sub-Adviser for the Fund is Cougar Global Investments Ltd.

Portfolio Management.

Portfolio Manager Name	Primary Title	Firm	Managed the Fund Since
Dr. James Breech	Chief Executive Officer and Portfolio Manager	Cougar Global	2013
Deborah Frame	Vice President, Investments and Portfolio Manager	Cougar Global	2013
Charles McNally	Portfolio Manager	American Independence	2013

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares	Class R Shares
Initial Purchase	$3,000,000	$5,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

American Independence MAR Tactical Moderate Growth Fund

FUND SUMMARY – AMERICAN INDEPENDENCE MAR TACTICAL MODERATE GROWTH FUND

Investment Objectives.

The primary objective of the American Independence MAR Tactical Moderate Growth Fund (the “Fund”) is moderate capital growth. The Fund’s secondary objective is to generate current income.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund (or in any other American Independence Funds). More information about these and other discounts is available from your financial professional and in the “Investing With The Funds” section starting on page 45 of the Funds’ Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares	Class R Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.38%(2)	1.00%	0.50%(2)
Other Expenses	4.28%	4.28%	4.28%	4.28%
Acquired Fund Fees and Expenses	0.23%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	5.26%	5.64%	6.26%	5.76%
Fee Waivers and Expense Reimbursements(3)	-4.08%	-4.08%	-4.08%	-4.08%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(3)	1.18%	1.56%	2.18%	1.68%

(1)    Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)    The Board of Trustees (the “Board”) has approved a Rule 12b-1 Plan with a 0.25% and a 0.40% distribution fee for Class A Shares and Class R Shares, respectively. In addition, the Board has approved a Shareholder Services Plan for Class A Shares and Class R Shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing the full 0.25% and 0.40% distribution fees for Class A Shares and Class R Shares, respectively and is assessing only 0.13% and 0.10% of the shareholder servicing fees for Class A Shares and Class R Shares, respectively.

(3)    American Independence Financial Services, LLC (“American Independence” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2016 in order to keep the Total Annual Fund Operating Expenses to 0.95%, 1.33%, 1.95% and 1.45% of the Fund’s average net assets for Institutional Class Shares, Class A Shares, Class C Shares and Class R Shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation.  The expense limitation may be terminated only by approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$120	$1,210	$2,293	$4,978
Class A Shares	$725	$1,817	$2,896	$5,533
Class C Shares	$324	$1,492	$2,732	$5,696
Class R Shares	$171	$1,352	$2,515	$5,347

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended, October 31, 2014, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. The Fund seeks to achieve its investment objectives by allocating net assets to four asset classes (equity, fixed income, cash and commodities) and multiple sub-asset classes (subsets of the four asset classes) through investments in exchange-traded funds (“ETFs”) whose underlying investments trade in U.S. and international, both developed and emerging markets, but are listed on U.S. exchanges. The underlying investments of the ETFs will include the following:

➢  Common and preferred stocks of all market capitalizations and investment types (e.g., value and growth) in global markets, including emerging markets, all of which are considered to be sub-asset classes;

➢  Fixed-income securities with varying maturities and credit quality, including high yield securities (commonly known as “junk bonds”), convertible debt, investment grade corporate bonds, asset- and mortgage-backed securities, municipal bonds and both domestic and foreign sovereign debt bonds, including those in emerging markets, all of which are also examples of sub-asset classes; and

➢  Commodities (e.g., gold).

In addition, the Fund treats cash equivalents as an asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns.

The Fund may also invest in a basket of securities which represent an asset class or investment type if it is determined that investing in the ETF for that investment type is not feasible or otherwise not in the best interest of the Fund.

Cougar Global Investments Ltd. (the “Sub-Adviser” or “Cougar Global”) employs a proprietary asset allocation model to structure the portfolio across multiple asset classes and sub-asset classes based on the return and downside-risk profile. First, the Sub-Adviser uses its proprietary Macroeconomic Assessment of Risk (“MAR”) analysis to create its forecast of the macroeconomic environment over a one-year time horizon. Second, the Sub-Adviser uses statistical models to establish what impact it believes the macroeconomic environment may have on the risk/return profile and correlations of multiple asset classes and sub-asset classes.  This provides a measure of how the asset classes and sub-asset classes may behave under different macroeconomic scenarios. Third, the Sub-Adviser selects asset classes and sub-asset classes it believes will achieve the highest total return as is consistent with the Fund’s return and downside-risk profile. Finally, the Fund’s portfolio is revised and rebalanced monthly if the expected returns and downside-risk for the current holdings have changed.

The overall asset allocation of the Fund is not fixed. It can and does change significantly over time as the Sub-Adviser decides to re-allocate portions of the portfolio in response to changes in the U.S. and global economy and in various investment markets. The Fund’s Sub-Adviser may engage in frequent buying and selling of portfolio securities to pursue the Fund’s investment objectives. The Fund seeks to have less risk relative to the American Independence MAR Tactical Growth Fund and American Independence MAR Tactical Aggressive Growth Fund, but seeks to have a greater amount of risk relative to the American Independence MAR Tactical Conservative Fund.

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, the Fund may also invest in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary purposes and for cash flow management.

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the level of risk you are willing to take. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose money by investing in the Fund. The Fund is not intended to be a complete investment program, and is subject to management risk and may not achieve its objectives if the Adviser and/or Sub-Adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below:

ETF Risks. The following are various types of risks to which the Fund is subject based on the certain types of ETFs in which the Fund will be investing:

General ETF Risk. The cost to a shareholder of investing in the Fund may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the related securities.  Shareholders will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses.

Tracking Error Risk. ETF’s typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values (“NAV”).  In addition, an ETF that tracks an index may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”). Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.  If the Fund is unable to rely on an ETF’s exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers prudent, or cause the Sub-Adviser to select an investment other than that which the Sub-Adviser considers suitable.

Because the Fund’s investments are concentrated in underlying funds, and the Fund’s performance is directly related to the performance of such underlying funds, the ability of the Fund to achieve its investment objectives is directly related to the ability of the underlying funds to meet their investment objectives.

Equity Securities Risk.  In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Emerging Markets Risk.  The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Political Risk. A greater potential for revolts, and the expropriation of assets by governments exists when investing in securities of foreign countries.

Medium- and Small- Cap Risk. Because mid-sized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies and may move in a different direction than the broader market.  Shares of small companies in particular may be thinly traded, making them potentially more difficult to buy or sell at a desired time or price.  Rising interest rates and changes in key personnel may also hurt small businesses more than larger ones.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk.    The Fund’s share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund.  Longer-term securities are subject to greater interest rate risk.  Duration is a measure of the sensitivity of a security’s price to changes in interest rates.  The longer a securities duration, the more sensitive it will be to changes in interest rates.  Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

High Yield Securities Risk.  Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. High yield securities are commonly referred to as “junk bonds” and are considered to be speculative.

Asset- and Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these MBS and asset-backed securities differ from traditional fixed income securities. Like traditional fixed income securities, the value of MBS or asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, MBS and asset-backed backed securities are subject to prepayment risk and extension risk. Because of prepayment risk and extension risk, MBS react differently to changes in interest rates than other fixed income securities. Asset-backed securities entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Liquidity Risk. An underlying fund may invest to a great degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments.  These funds may invest in securities that may become less liquid in response to market developments or adverse investor perceptions.  Investments that are illiquid or that trade in lower volumes may be more difficult to value.  When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all.  An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Municipal Bonds Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s NAV. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s NAV, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Sovereign Debt Risk. Investing in sovereign debt will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Commodity Risk. Investments in commodities, such as gold, or in commodity-linked instruments, will subject the Fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities.

Non-Diversified Fund Risk.  The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year period and since inception (December 19, 2013) compare with that of the Fund’s benchmark, the MSCI All Country World Index, as well as a blended benchmark which is a constant-weighted mix comprised of the Citigroup USBIG Bond Index (40%), the S&P 500 Total Return (50%), and the MSCI All Country World ex-U.S. Index (10%). The custom benchmark is rebalanced monthly. This index was chosen because it is a mix that is common among managers with similar investment strategies in the industry.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The return in the bar chart below is for the Institutional Class Shares and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A, Class C and Class R shares will differ because of differences in the expenses of each class. Class R shares have not yet commenced operations and therefore, no performance is being shown.

Updated performance figures are available on the Fund’s website at www.americanindependence.com  or by calling the Fund at 1-888-266-8787.

Best quarter:	4.00%	Q4 2014
Worst quarter:	(3.27)%	Q3 2014

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2014
	1 Year	Since Inception(1)
Institutional Class Shares
Return Before Taxes	6.25%	7.59%
Return After Taxes on Distributions	6.15%	7.49%
Return After Taxes on Distributions and sale of shares	3.63%	5.79%
Class A Shares (Return Before Taxes)	-0.11%	1.30%
Class C Shares (Return Before Taxes)	4.31%	6.56%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	4.16%	6.57%
Blended Index(2) (reflects no deduction for fees, expenses or taxes)	8.77%	9.88%

(1) For the period December 19, 2013 through December 31, 2014.

(2) The Blended Benchmark is a constant-weighted mix comprised of the Citigroup U.S. Broad Investment Grade Bond Index (40%), the S&P 500 Index (50%), and the MSCI All Country World ex-U.S. Index (10%). The custom benchmark is rebalanced monthly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns for Class A shares and Class C shares reflect the deduction of sales loads. After-tax returns for Class A shares, Class C shares and Class R shares, which are not shown, will vary from those shown for Institutional Class shares.

Management.

Investment Advisers.

The Adviser for the Fund is American Independence Financial Services, LLC.

The Sub-Adviser for the Fund is Cougar Global Investments Ltd.

Portfolio Management.

Portfolio Manager Name	Primary Title	Firm	Managed the Fund Since
Dr. James Breech	Chief Executive Officer and Portfolio Manager	Cougar Global	2013
Deborah Frame	Vice President, Investments and Portfolio Manager	Cougar Global	2013
Charles McNally	Portfolio Manager	American Independence	2013

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares	Class R Shares
Initial Purchase	$3,000,000	$5,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

American Independence MAR Tactical Growth Fund

FUND SUMMARY – AMERICAN INDEPENDENCE MAR TACTICAL GROWTH FUND

Investment Objective.

The primary objective of the American Independence MAR Tactical Growth Fund (the “Fund”) is long-term growth.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund (or in any other American Independence Funds). More information about these and other discounts is available from your financial professional and in the “Investing With The Funds” section starting on page 45 of the Funds’ Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares	Class R Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.38%(2)	1.00%	0.50%(2)
Other Expenses	3.77%	3.77%	3.77%	3.77%
Acquired Fund Fees and Expenses	0.26%	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	4.78%	5.16%	5.78%	5.28%
Fee Waivers and Expense Reimbursements(3)	-3.52%	-3.52%	-3.52%	-3.52%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(3)	1.26%	1.64%	2.26%	1.76%

(1)    Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)    The Board of Trustees (the “Board”) has approved a Rule 12b-1 Plan with a 0.25% and a 0.40% distribution fee for Class A Shares and Class R Shares, respectively. In addition, the Board has approved a Shareholder Services Plan for Class A Shares and Class R Shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing the full 0.25% and 0.40% distribution fees for Class A Shares and Class R Shares, respectively and is assessing only 0.13% and 0.10% of the shareholder servicing fees for Class A Shares and Class R Shares, respectively.

(3)    American Independence Financial Services, LLC (“American Independence” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2016 in order to keep the Total Annual Fund Operating Expenses to 1.00%, 1.38%, 2.00% and 1.50% of the Fund’s average net assets for Institutional Class Shares, Class A Shares, Class C Shares and Class R Shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation.  The expense limitation may be terminated only by approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$128	$1,122	$2,121	$4,636
Class A Shares	$732	$1,736	$2,736	$5,224
Class C Shares	$332	$1,408	$2,568	$5,390
Class R Shares	$179	$1,266	$2,347	$5,023

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended, October 31, 2014, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. The Fund seeks to achieve its investment objective by allocating net assets to four asset classes (equity, fixed income, cash and commodities) and multiple sub-asset classes (subsets of the four asset classes) through investments in exchange-traded funds (“ETFs”) whose underlying investments trade in U.S. and international, both developed and emerging markets, but are listed on U.S. exchanges. The underlying investments of the ETFs will include the following:

➢  Common and preferred stocks of all market capitalizations and investment types (e.g., value and growth) in global markets, including emerging markets, all of which are considered to be sub-asset classes;

➢  Fixed-income securities with varying maturities and credit quality, including high yield securities (commonly known as “junk bonds”), convertible debt, investment grade corporate bonds, asset- and mortgage-backed securities, municipal bonds and both domestic and foreign sovereign debt bonds, including those in emerging markets, all of which are also examples of sub-asset classes; and

➢  Commodities (e.g., gold).

In addition, the Fund treats cash equivalents as an asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns.

The Fund may also invest in a basket of securities which represent an asset class or investment type if it is determined that investing in the ETF for that investment type is not feasible or otherwise not in the best interest of the Fund.

Cougar Global Investments Ltd. (the “Sub-Adviser” or “Cougar Global”) employs a proprietary asset allocation model to structure the portfolio across multiple asset classes and sub-asset classes based on the interplay of their return and downside-risk profile: First, the Sub-Adviser uses its proprietary Macroeconomic Assessment of Risk (“MAR”) analysis to create its forecast of the macroeconomic environment over a one-year time horizon. Second, the Sub-Adviser uses statistical models to establish what impact it believes the macroeconomic environment may have on the risk/return profile and correlations of multiple asset classes.  This provides a measure of how the asset classes and sub-asset classes may behave under different macroeconomic scenarios. Third, the Sub-Adviser selects asset classes and sub-asset classes it believes will achieve the highest total return as is consistent with the Fund’s return and downside-risk profile. Finally, the Fund’s portfolio is revised and rebalanced monthly if the expected returns and downside-risk for the current holdings have changed.

The overall asset allocation of the Fund is not fixed. It can and does change significantly over time as the Sub-Adviser decides to re-allocate portions of the portfolio in response to changes in the U.S. and global economy and in various investment markets. The Fund’s Sub-Adviser may engage in frequent buying and selling of portfolio securities to pursue the Fund’s investment objective. The Fund seeks to have a greater than moderate amount of risk relative to the American Independence MAR Tactical Conservative Fund and the American Independence MAR Tactical Moderate Growth Fund, but seeks to have less risk relative to the American Independence MAR Tactical Aggressive Growth Fund.

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, the Fund may also invest in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary purposes and for cash flow management.

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the level of risk you are willing to take. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose money by investing in the Fund. The Fund is not intended to be a complete investment program, and is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below:

ETF Risks. The following are various types of risks to which the Fund is subject based on the certain types of ETFs in which the Fund will be investing:

General ETF Risk. The cost to a shareholder of investing in the Fund may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the related securities.  Shareholders will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses.

Tracking Error Risk. ETF’s typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values (“NAV”).  In addition, an ETF that tracks an index may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940 (the “1940 Act”). Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.  If the Fund is unable to rely on an ETF’s exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers prudent, or cause the Sub-Adviser to select an investment other than that which the Sub-Adviser considers suitable.

Because the Fund’s investments are concentrated in underlying funds, and the Fund’s performance is directly related to the performance of such underlying funds, the ability of the Fund to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives.

Equity Securities Risk.  In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Emerging Markets Risk.  The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Political Risk. A greater potential for revolts, and the expropriation of assets by governments exists when investing in securities of foreign countries.

Medium- and Small- Cap Risk. Because mid-sized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies and may move in a different direction than the broader market.  Shares of small companies in particular may be thinly traded, making them potentially more difficult to buy or sell at a desired time or price.  Rising interest rates and changes in key personnel may also hurt small businesses more than larger ones.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk.    The Fund’s share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund.  Longer-term securities are subject to greater interest rate risk.  Duration is a measure of the sensitivity of a security’s price to changes in interest rates.  The longer a securities duration, the more sensitive it will be to changes in interest rates.  Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

High Yield Securities Risk.  Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. High yield securities are commonly referred to as “junk bonds” and are considered to be speculative.

Asset- and Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these MBS and asset-backed securities differ from traditional fixed income securities. Like traditional fixed income securities, the value of MBS or asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, MBS and asset-backed backed securities are subject to prepayment risk and extension risk. Because of prepayment risk and extension risk, MBS react differently to changes in interest rates than other fixed income securities. Asset-backed securities entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Liquidity Risk. An underlying fund may invest to a great degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments.  These funds may invest in securities that may become less liquid in response to market developments or adverse investor perceptions.  Investments that are illiquid or that trade in lower volumes may be more difficult to value.  When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all.  An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Municipal Bonds Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s NAV. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s NAV, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Sovereign Debt Risk. Investing in sovereign debt will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Commodity Risk. Investments in commodities, such as gold, or in commodity-linked instruments, will subject the Fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities.

Non-Diversified Fund Risk.  The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year period and since inception (December 19, 2013) compare with that of the Fund’s benchmark, the MSCI All Country World Index, as well as a blended benchmark which is a constant-weighted mix comprised of the Citigroup USBIG Bond Index (40%), the S&P 500 Total Return (50%), and the MSCI All Country World ex-U.S. Index (10%). The custom benchmark is rebalanced monthly. This index was chosen because it is a mix that is common among managers with similar investment strategies in the industry.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The return in the bar chart below is for the Institutional Class Shares and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A, Class C and Class R shares will differ because of differences in the expenses of each class. Class R shares have not yet commenced operations and therefore, no performance is being shown.

Updated performance figures are available on the Fund’s website at www.americanindependence.com  or by calling the Fund at 1-888-266-8787.

Best quarter:	3.96%	Q4 2014
Worst quarter:	(4.00)%	Q3 2014

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2014
	1 Year	Since Inception(1)
Institutional Class Shares
Return Before Taxes	5.39%	7.14%
Return After Taxes on Distributions	5.27%	7.03%
Return After Taxes on Distributions and sale of shares	3.14%	5.45%
Class A Shares (Return Before Taxes)	-0.98%	0.80%
Class C Shares (Return Before Taxes)	3.48%	6.15%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	4.16%	6.57%
Blended Index(2) (reflects no deduction for fees, expenses or taxes)	8.77%	9.88%

(1)       For the period December 19, 2013 through December 31, 2014.

(2) The Blended Benchmark is a constant-weighted mix comprised of the Citigroup U.S. Broad Investment Grade Bond Index (40%), the S&P 500 Index (50%), and the MSCI All Country World ex-U.S. Index (10%). The custom benchmark is rebalanced monthly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns for Class A shares and Class C shares reflect the deduction of sales loads. After-tax returns for Class A shares, Class C shares and Class R shares, which are not shown, will vary from those shown for Institutional Class shares.

Management.

Investment Advisers.

The Adviser for the Fund is American Independence Financial Services, LLC.

The Sub-Adviser for the Fund is Cougar Global Investments Ltd.

Portfolio Management.

Portfolio Manager Name	Primary Title	Firm	Managed the Fund Since
Dr. James Breech	Chief Executive Officer and Portfolio Manager	Cougar Global	2013
Deborah Frame	Vice President, Investments and Portfolio Manager	Cougar Global	2013
Charles McNally	Portfolio Manager	American Independence	2013

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares	Class R Shares
Initial Purchase	$3,000,000	$5,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

American Independence MAR Tactical Aggressive Growth Fund

FUND SUMMARY – AMERICAN INDEPENDENCE MAR TACTICAL AGGRESSIVE GROWTH FUND

Investment Objective.

The primary objective of the American Independence MAR Tactical Aggressive Growth Fund (the “Fund”) is long-term aggressive growth.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund (or in any other American Independence Funds). More information about these and other discounts is available from your financial professional and in the “Investing With The Funds” section starting on page 45 of the Funds’ Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares	Class R Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.38%(2)	1.00%	0.50%(2)
Other Expenses(3)	4.38%	4.38%	4.38%	4.38%
Acquired Fund Fees and Expenses(3)	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	5.42%	5.80%	6.42%	5.92%
Fee Waivers and Expense Reimbursements(4)	-4.08%	-4.08%	-4.08%	-4.08%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(4)	1.34%	1.72%	2.34%	1.84%

(1)    Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)    The Board of Trustees (the “Board”) has approved a Rule 12b-1 Plan with a 0.25% and a 0.40% distribution fee for Class A Shares and Class R Shares, respectively. In addition, the Board has approved a Shareholder Services Plan for Class A Shares and Class R Shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing the full 0.25% and 0.40% distribution fees for Class A Shares and Class R Shares, respectively and is assessing only 0.13% and 0.10% of the shareholder servicing fees for Class A Shares and Class R Shares, respectively.

(3)    Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(4)    American Independence Financial Services, LLC (“American Independence” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2016 in order to keep the Total Annual Fund Operating Expenses to 1.05%, 1.43%, 2.05% and 1.55% of the Fund’s average net assets for Institutional Class Shares, Class A Shares, Class C Shares and Class R Shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation.  The expense limitation may be terminated only by approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
Institutional Class Shares	$136	$1,255
Class A Shares	$740	$1,860
Class C Shares	$340	$1,537
Class R Shares	$187	$1,397

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund has not yet commenced operations, and therefore, has no portfolio turnover rate to report.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. The Fund seeks to achieve its investment objective by allocating net assets to four asset classes (equity, fixed income, cash and commodities) and multiple sub-asset classes (subsets of the four asset classes) through investments in exchange-traded funds (“ETFs”) whose underlying investments trade in U.S. and international, both developed and emerging markets, but are listed on U.S. exchanges.  The underlying investments of the ETFs will include the following:

➢  Common and preferred stocks of all market capitalizations and investment types (e.g., value and growth) in global markets, including emerging markets, all of which are considered to be sub-asset classes;

➢  Fixed-income securities with varying maturities and credit quality, including high yield securities (commonly known as “junk bonds”), convertible debt, investment grade corporate bonds, asset- and mortgage-backed securities, municipal bonds and both domestic and foreign sovereign debt bonds, including those in emerging markets, all of which are also examples of sub-asset classes; and

➢  Commodities (e.g., gold).

In addition, the Fund treats cash equivalents as an asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns.

The Fund may also invest in a basket of securities which represent an asset class or investment type if it is determined that investing in the ETF for that investment type is not feasible or otherwise not in the best interest of the Fund.

Cougar Global Investments Ltd. (the “Sub-Adviser” or “Cougar Global”) employs a proprietary asset allocation model to structure the portfolio across multiple asset classes and sub-asset classes based on the return and downside-risk profile: First, the Sub-Adviser uses its proprietary Macroeconomic Assessment of Risk (“MAR”) analysis to create its forecast of the macroeconomic environment over a one-year time horizon. Second, the Sub-Adviser uses statistical models to establish what impact it believes the macroeconomic environment may have on the risk/return profile and correlations of multiple asset classes and sub-asset classes.  This provides a measure of how the asset classes and sub-asset classes may behave under different macroeconomic scenarios. Third, the Sub-Adviser selects asset classes and sub-asset classes it believes will achieve the highest total return as is consistent with the Fund’s return and downside-risk profile. Finally, the Fund’s portfolio is revised and rebalanced monthly if the expected returns and downside-risk for the current holdings have changed.

The overall asset allocation of the Fund is not fixed. It can and does change significantly over time as the Sub-Adviser decides to re-allocate portions of the portfolio in response to changes in the U.S. and global economy and in various investment markets. The Fund’s Sub-Adviser may engage in frequent buying and selling of portfolio securities to pursue the Fund’s investment objective. The Fund seeks to have the greatest amount of risk relative to the other American Independence MAR Tactical Funds – the American Independence MAR Tactical Conservative Fund, American Independence MAR Tactical Moderate Growth Fund, and American Independence MAR Tactical Growth Fund.

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, the Fund may also invest in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary purposes and for cash flow management.

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the level of risk you are willing to take. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose money by investing in the Fund. The Fund is not intended to be a complete investment program, and is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below:

ETF Risks. The following are various types of risks to which the Fund is subject based on the certain types of ETFs in which the Fund will be investing:

General ETF Risk. The cost to a shareholder of investing in the Fund may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the related securities.  Shareholders will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses.

Tracking Error Risk. ETF’s typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values (“NAV”).  In addition, an ETF that tracks an index may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”). Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.  If the Fund is unable to rely on an ETF’s exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers prudent, or cause the Sub-Adviser to select an investment other than that which the Sub-Adviser considers suitable.

Because the Fund’s investments are concentrated in underlying funds, and the Fund’s performance is directly related to the performance of such underlying funds, the ability of the Fund to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives.

Equity Securities Risk.  In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Emerging Markets Risk.  The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Political Risk. A greater potential for revolts, and the expropriation of assets by governments exists when investing in securities of foreign countries.

Medium- and Small- Cap Risk. Because mid-sized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies and may move in a different direction than the broader market.  Shares of small companies in particular may be thinly traded, making them potentially more difficult to buy or sell at a desired time or price.  Rising interest rates and changes in key personnel may also hurt small businesses more than larger ones.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk.    The Fund’s shares price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund.  Longer-term securities are subject to greater interest rate risk.  Duration is a measure of the sensitivity of a security’s price to changes in interest rates.  The longer a securities duration, the more sensitive it will be to changes in interest rates.  Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

High Yield Securities Risk.  Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. High yield securities are commonly referred to as “junk bonds” and are considered to be speculative.

Asset- and Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these MBS and asset-backed securities differ from traditional fixed income securities. Like traditional fixed income securities, the value of MBS or asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, MBS and asset-backed backed securities are subject to prepayment risk and extension risk. Because of prepayment risk and extension risk, MBS react differently to changes in interest rates than other fixed income securities. Asset-backed securities entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Liquidity Risk. An underlying fund may invest to a great degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments.  These funds may invest in securities that may become less liquid in response to market developments or adverse investor perceptions.  Investments that are illiquid or that trade in lower volumes may be more difficult to value.  When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all.  An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Municipal Bonds Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s NAV. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s NAV, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Sovereign Debt Risk. Investing in sovereign debt will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Commodity Risk. Investments in commodities, such as gold, or in commodity-linked instruments, will subject the Fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities.

Non-Diversified Fund Risk.  The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Past Performance. The Fund has not commenced operations as of the date of this Prospectus, and, therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund.

Management.

Investment Advisers.

The Adviser for the Fund is American Independence Financial Services, LLC.

The Sub-Adviser for the Fund is Cougar Global Investments Ltd.

Portfolio Management.

Portfolio Manager Name	Primary Title	Firm	Managed the Fund Since
Dr. James Breech	Chief Executive Officer and Portfolio Manager	Cougar Global	2013
Deborah Frame	Vice President, Investments and Portfolio Manager	Cougar Global	2013
Charles McNally	Portfolio Manager	American Independence	2013

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares	Class R Shares
Initial Purchase	$3,000,000	$5,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MORE ABOUT THE FUNDS

Additional Information About The Funds’ Objectives and Investment Strategies

The investment objectives, principal investment strategies and primary risks of the Funds are discussed in each Fund’s respective Summary Prospectus. Additional information on principal strategies can be found below and details on the various types of investments can be found in the Statement of Additional Information (“SAI”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are classified as non-diversified.

Investment Objectives.  Each Fund’s investment objective(s) is(are) “fundamental,” which means that it may be changed only with the approval of Fund shareholders.

Temporary Defensive Policy. Under adverse market conditions, the Funds may, for temporary defensive purposes, invest up to 100% of their respective assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that the Funds invoke this strategy, their ability to achieve their investment objectives may be adversely affected.

CFTC Regulatory Consideration.  Each of the Funds qualifies for an exclusion from the definition of commodity pool under the Commodity Exchange Act, as amended (“CEA”) and has filed a notice of exclusion under U.S. Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Accordingly, each of American Independence Financial Services, LLC (the “Adviser”) and Cougar Global Investments Ltd. (the “Sub-Adviser” or “Cougar Global”) is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds.  To remain eligible for the exclusion, each of the Funds is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swap transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser and/or the Sub-Adviser may be required to register as a “commodity pool operator” with the CFTC with respect to that Fund. The Adviser’s and Sub-Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investments in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. Each such Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the intention of each of the Adviser and Sub-Adviser to operate the Fund in a manner that would permit the Adviser and Sub-Adviser to continue to claim the exclusion under CFTC Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser and/or the Sub-Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return. The Adviser filed a claim for no-action relief, effective upon filing, with respect to the Funds pursuant to the temporary relief from commodity post operation registration to operators of funds-of-funds issued by the CFTC in No-Action Letter No. 12-38 on November 29, 2012.

Investment Strategy. Each Fund intends to achieve its investment objective(s) by allocating net assets to four asset classes (equity, fixed income, cash and commodities) and multiple sub-asset classes (subsets of the four asset classes) through investments in exchange-traded funds (“ETFs”) whose underlying investments trade in U.S. and international, both developed and emerging markets, but are listed on U.S. exchanges. Investments of the ETFs will include the following: (1) common and preferred stocks of all market capitalizations and investment types (e.g., value and growth, which are examples of sub-asset classes); (2) fixed-income securities with varying maturities and credit quality, including high yield securities (commonly known as “junk bonds”), convertible debt, investment grade corporate bonds, asset- and mortgage-backed securities, municipal bonds, and both domestic and foreign sovereign debt bonds, all of which are also examples of sub-asset classes; and (3) commodities (e.g., gold).

In addition, each Fund treats cash equivalents as an asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns.

Cougar Global’s goal is to generate a compound annualized growth rate that achieves each Fund’s investment objective(s). The Sub-Adviser’s investment philosophy is that the primary means of achieving adequate compound growth is to avoid investment losses.  To that end, the Sub-Adviser adheres to a strict discipline of downside-risk management, and strives to participate in bull markets while potentially mitigating, if possible, the downside in bear markets.

Sub-Adviser’s Tactical Asset Allocation Model. Cougar Global employs a proprietary asset allocation model to structure the portfolio across multiple asset classes and sub-asset classes based on the return and downside-risk profile.

First, the Sub-Adviser uses its proprietary Macroeconomic Assessment of Risk (“MAR”) analysis to create its forecast of the macroeconomic environment over a one-year time horizon.

Second, the Sub-Adviser uses statistical models to establish what impact it believes the macroeconomic environment may have on the risk/return profile and correlations of multiple asset classes and sub-asset classes.  This provides a measure of how these asset classes and sub-asset classes may behave under different macroeconomic scenarios.

Third, the Sub-Adviser selects asset classes and sub-asset classes it believes will achieve the highest total return as is consistent with a Fund’s return and downside-risk profile. Finally, a Fund’s portfolio is then revised and rebalanced monthly if the expected returns and downside-risk for the current holdings have changed.

The overall asset allocation of a Fund is not fixed. It can and does change significantly over time as the Sub-Adviser decides to re-allocate portions of the portfolio in response to changes in the U.S. and global economy and in various investment markets. The Funds’ Sub-Adviser may engage in frequent buying and selling of portfolio securities to achieve each Fund’s investment objective(s). The American Independence MAR Tactical Conservative Fund seeks to have the lowest level of risk relative to the other Funds while the American Independence MAR Tactical Aggressive Growth Fund seeks to have the greatest level of risk relative to the other Funds.

The Funds are each considered to be a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. The Funds are best suited for long-term investors.

In addition to investing primarily in ETFs, the Funds may also invest in short-term money market securities, cash, money market mutual funds and Treasury Bills.

The Sub-Adviser provides American Independence with a model portfolio monthly. The Adviser is responsible for final portfolio allocation decisions and for placing all transactions. The Adviser monitors each Fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain the target allocations among the underlying ETFs and/or securities, while taking into account any other factors the Adviser may deem relevant, such as cash flow and/or timing considerations.

Fund of Funds Structure. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more that 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Funds may rely on these exemptive orders to invest in unaffiliated ETFs.  If the Funds are unable to rely on an exemptive order, the limitations discussed above may prevent the Funds from allocating their investments in the manner the Sub-Adviser considers prudent, or causes the Sub-Adviser to select an investment other than that which the Sub-Adviser considers suitable.

Because the Funds’ investments are concentrated in underlying funds, the Funds’ performance is directly related to the performance of such underlying funds, and the ability of each Fund to achieve its investment objective(s) is directly related to the ability of the underlying funds to meet their objectives.

Related Risks

The main risks associated with investing in the Funds are summarized in the “Principal Investment Strategies, Risks and Performance” section at the front of this Prospectus under each Fund’s “Fund Summary”. More details regarding these risks and additional risks associated with the Funds can be found below:

Emerging Markets Risk.  The Funds may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

ETF and Investment Company Risk. The Funds will invest in shares of ETFs, closed-end funds and other investment companies. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an index ETF may not track the underlying index and may result in a loss. If the Funds invest in closed-end investment companies, they may incur added expenses such as additional management fees and trading costs.  ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks.  ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index.  Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.  Investment in a Fund should be made with the understanding that the index ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

Equity Securities Risk.  In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Dividend paying growth stocks tend to perform differently in different markets. Their price may decrease, or they may not increase in price as anticipated, if other investors fail to recognize the company’s value or other factors that the Sub-Adviser believes will cause the stock price to increase do not occur.

Fixed Income Securities Risk.  Some of the securities or other investment companies in which the Funds may invest are invested in a broad range of bonds or fixed-income securities.  To the extent that a security or other investment company is so invested, the return on, and value of, an investment will fluctuate with changes in interest rates, credit rating and duration.

Interest Rate Risk. Typically, when interest rates rise, the fixed-income security’s market value declines (interest-rate risk).  Conversely, when interests rates decline, the market value of a fixed-income security rises. A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition (credit quality risk). This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy and domestic or worldwide economic conditions.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.

Duration Risk. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

High-Yield Securities Risk. Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. High yield securities are commonly referred to as “junk bonds” and are considered to be speculative.

Asset- and Mortgage-Backed Securities Risks. Mortgage-backed securities (“MBS”) (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these MBS and asset-backed securities differ from traditional fixed income securities. Like traditional fixed income securities, the value of MBS or asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, MBS and asset-backed backed securities are subject to prepayment risk and extension risk. Because of prepayment risk and extension risk, MBS react differently to changes in interest rates than other fixed income securities.

Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased since 2007 and may continue to increase, and a continued decline in or flattening of housing values may exacerbate such delinquencies and losses. The secondary market for mortgage-related securities may experience limited liquidity, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain MBS in which a Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

Prepayment Risk. Investing in mortgage-backed and other asset-backed securities exposes the Funds to the risk that such securities may repay principal either faster or slower than expected.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Foreign Securities Risks. Investments in foreign securities involve certain inherent risks, including the following:

Foreign Investment.  Investing in foreign securities subjects the Funds to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues.

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Funds may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the securities’ assets denominated in that currency.  Such changes will also affect the securities’ income.  The value of the security may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Municipal Bonds Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal bonds are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal bonds may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

Management Risk. Management risk is the risk that the investment techniques of the Sub-Adviser could fail to achieve a Fund’s investment objective(s) and could cause your investment in the Fund to lose value.  The Funds are subject to management risk because it is actively managed by the Sub-Adviser.  The Sub-Adviser will apply its investment techniques and risks analyses in making investment decisions for a Fund, but there can be no guarantee that the decisions will produce the desired results.  For example, securities that are expected to appreciate in value may in fact decline.  Similarly, in some cases derivative and other investment techniques may be unavailable or the Sub-Adviser may decide not to use them, even under market conditions where their use could have benefited a Fund.  The investment techniques and risk analysis used by a Fund and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value (“NAV”). Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s NAV, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

New Fund Risk.  There can be no assurance that the Funds will maintain an economically viable size, in which case the Board of Trustees or the Adviser may determine to liquidate a Fund.  The liquidation can be initiated by the Board of Trustees without a shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Fund Risk.  The Funds are “non-diversified” under the 1940 Act, and therefore are not required to meet certain diversification requirements under federal laws. The Funds may invest a greater percentage of their respective assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Funds’ overall value to decline to a greater degree than if the Funds held a more diversified portfolio.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs. To the extent that a Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of that Fund could be negatively impacted by the increased expenses incurred by that Fund.

Recent Market Events Risk.  During the past several years, U.S. and international markets experienced significant volatility. The fixed-income markets had experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties. Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the risks herein associated with an investment in the Funds may be increased. The U.S. government has taken numerous steps to alleviate these market concerns. However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Funds.

Real Estate Investment Trusts (“REITs”) Risk.  REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates.  The returns from REITs may trail returns from the overall market.  Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Small- and Medium-Sized Companies Risk. Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile. Although diminished in large-sized companies, the risks of investing in all companies include business failure and reliance on erroneous reports.  Small- and medium-sized companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. You should expect that the value of the Funds’ shares will be more volatile than a fund that invests exclusively in large-sized companies.

U.S. Government Obligations Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fund Management

Investment Adviser.  The investment adviser for the Fund is American Independence Financial Services, LLC (“American Independence” or the “Adviser”). The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). American Independence is based at 80 Theodore Fremd Avenue, Rye, NY 10580. As of December 31, 2014, American Independence managed approximately $774 million in assets.

Under the supervision of the Funds’ Board of Trustees, American Independence is responsible for managing the Funds’ investment programs and for the general operations of the Funds, including oversight of the Funds’ Sub-Adviser. American Independence is responsible for providing final allocation and trading decisions following receipt of Cougar Global’s investment recommendations.

The current gross management fee and the management fee paid after waivers and reimbursements as of October 31, 2014, of the Fund’s average daily net assets are as follows:

Fund	Gross Fee	Net Fee
American Independence MAR Tactical Moderate Growth Fund	0.75%	-3.38%
American Independence MAR Tactical Growth Fund	0.75%	-2.82%

For the American Independence MAR Tactical Conservative Fund and the American Independence MAR Tactical Aggressive Growth Fund, which have not yet commenced operations, American Independence will receive an advisory fee of each Fund’s average daily net assets of 0.60% and 0.75%, respectively.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement and the investment sub-advisory agreement can be found in the annual report to shareholders for the fiscal period ended October 31, 2014.

Under a separate administration agreement, the Funds will also pay the Adviser a fee of 0.125% for providing administrative services.

The Sub-Adviser.    American Independence has entered in a sub-advisory agreement on behalf of the Funds with Cougar Global Investments Ltd. Cougar Global, which was founded in 1993, is registered and regulated by the Ontario Securities Commission and is registered as a non-resident investment adviser under the Advisers Act. Cougar Global is based at 357 Bay Street, Suite 1001, Toronto, Ontario, Canada M5H 2T7. Cougar Global provides investment supervisory services for high-net-worth individuals, families, foundations, trusts, and corporations in North America and Europe. As of December 31, 2014, Cougar Global had assets under management of approximately $1.426 billion.

The following table shows the gross sub-advisory fees that American Independence pays to the Sub-Adviser from the advisory fees received from the Funds. The Sub-Adviser also shares half of each Fund’s expenses waived.

Fund	Fee
American Independence MAR Tactical Conservative Fund	0.300%
American Independence MAR Tactical Moderate Growth Fund	0.375%
American Independence MAR Tactical Growth Fund	0.375%
American Independence MAR Tactical Aggressive Growth Fund	0.375%

The Funds’ portfolio managers responsible for the day-to-day management are listed below. For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds, please consult the SAI. Mr. Charles McNally, Chief Portfolio Strategist for American Independence, is responsible for the oversight of the sub-advisory relationship. American Independence manages the investments of the funds and Cougar Global is a limited services sub-adviser.

Portfolio Managers. The following Portfolio Managers are primarily responsible for the day-to-day management of the Funds’ portfolios:

Dr. James Breech, Ph.D. MBA. Dr. Breech is President and Chief Executive Officer of Cougar Global. Prior to founding Cougar Global in 1993, Dr. Breech spent over ten years specializing in global capital markets.  He taught international finance in the MBA program in the Faculty of Administrative Studies and was a Full Professor at York University in Toronto.  Dr. Breech earned his BA (Honours) in English Language and Literature at the University of Toronto (1966), his PhD in Hellenistic and Greco-Roman History, Religion and Culture at Harvard University (1974), and his MBA in International Finance at the Wharton School (1983).  Dr. Breech is registered as a Portfolio Manager - Advising Representative with the Ontario Securities Commission.

Deborah Frame, CFA, MBA. Ms. Frame is Vice President, Investments and Chief Compliance Officer for Cougar Global. Ms. Frame has an extensive background in managing investments and has held executive positions over the past 25 years at a number of major Canadian life insurance and investment companies, most recently as Chief Investment Officer at Empire Life and has sat as a director of both private and public companies during this period.  She received her Master of Business Administration degree from York University with a specialty in Finance and her undergraduate degree in Economics and Business from the University of Guelph.  Ms. Frame is a CFA charterholder and is registered as a Portfolio Manager - Advising Representative with the Ontario Securities Commission. She joined Cougar Global in 2009.

Charles McNally. Mr. McNally joined American Independence as Chief Portfolio Strategist in early 2013. For thirteen years, he was a founding member and became a portfolio manager and head of manager research for the Fund of Funds and Institutional Advisory Group at Lyster Watson & Company, a pioneer firm in advising hedge fund investors. Prior to that, he headed research and development for a proprietary equity statistical arbitrage strategy at Jefferies Group, following a role as senior trader at a quantitative hedge fund. He started his career in the fixed-income portfolio strategy research group at Goldman Sachs & Company, and later advised the firm’s institutional clients on using fixed-income futures and options for hedging and portfolio applications. He moved to Salomon Brothers to become product manager for their fixed-income futures and options customer business, and traded fixed-income and foreign exchange at CS First Boston, before moving into investment management. Mr. McNally earned a Sc.B in Applied Mathematics, magna cum laude, from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University’s Courant Institute of Mathematical Sciences.

Prior Performance of the Sub-Adviser

The performance information presented below includes accounts managed by the Sub-Adviser in four investment mandates, each of which has objectives, policies and strategies that are substantially similar to that of the respective American Independence MAR Tactical Fund.

The American Independence MAR Tactical Conservative Fund will be managed with similar objectives and strategies as the MAR 6 Composite. The American Independence MAR Tactical Moderate Growth Fund will be managed with similar objectives and strategies as the MAR 8 Composite. The American Independence MAR Tactical Growth Fund will be managed with similar objectives and strategies as the MAR 10 Composite. The American Independence MAR Tactical Aggressive Growth Fund will be managed with similar objectives and strategies as the MAR 12 Composite.

Each MAR Composite represents those accounts with a minimum size of $50,000 and excludes those accounts that have asset allocation constraints. As of March 31, 2013, the MAR 6 Composite consists of one account. Between July 31, 2010 and February 28, 2011, the MAR 10 Composite did not contain any accounts; therefore, there is no performance for the MAR 10 Composite for that time period. As of December 31, 2011, the MAR 12 Composite consists of one account.

The MAR Composites’ returns reflect asset-weighted total returns, using beginning of period market values plus weighted cash flows. Monthly returns are calculated using the Modified Dietz Method. This methodology has been applied consistently for all periods. Other methods may produce different results.  Quarterly and annual rates of return for the strategy are computed by geometrically linking the monthly rates of return for the indicated number of months.  Cash flows greater than 10% of the strategy assets would cause the portfolios to be revalued.  Gross of fees performance returns are presented before management fees, custodial expenses, underlying fund costs and any applicable withholding taxes, but after all trading expenses. Net of fees performance returns have been calculated by deducting the highest management fee (1.95% per annum) from the gross of fees performance returns. Returns stated below are in compliance with Global Investment Performance Standards (GIPS®), which differs from the Securities and Exchange Commission’s (“SEC”) standardized method of calculating performance, and may produce different results.

The information for the MAR Composites is provided to show the past performance of those composites as measured against the benchmark. The benchmark is a constant-weighted mix comprised of the Citigroup USBIG Bond Index (40%), the S&P 500 Total Return (50%), and the MSCI All Country World ex-U.S. Index (10%). The custom benchmark is rebalanced monthly. This index was chosen because it is a mix that is common among managers with similar investment strategies in the industry. The asset weightings of the Cougar Global composites may vary substantially from the static benchmark due to the active asset allocation strategy used. The MSCI All Country World Index captures large- and mid-cap representation across 24 Developed Markets and 21 Emerging Markets countries. You cannot invest directly in an index. An index does not have an adviser and does not pay commissions or expenses. Benchmark returns below are shown gross of fees.

Each MAR Composite’s performance does not represent the historical performance of the respective Fund, and should not be considered indicative of future performance of the MAR Composites or the Funds. Future results will differ from past results because of differences in future behavior of the various investment markets, in brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of securities, and the timing of purchases and sales, among other things. In addition, the accounts were not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which, if applicable, might have adversely affected the performance of the accounts during the periods shown. Performance of the Funds for future periods will definitely vary, and some months and some quarters will result in negative performance; indeed, some future years may have negative performance.

The Sub-Adviser provided the information shown below and calculated the performance information. The accounts’ returns shown include realized and unrealized gains plus income, including accrued income. Results include the reinvestment of dividends and capital gains. The MAR Composites were valued on a monthly basis, which differs from the SEC return calculation method that employs daily valuation.

Calendar Year Performance Results

	MAR 6		MAR 8		MAR 10[2]		MAR 12		Bench-mark[3]
Inception Date	30-Apr-08		31-Oct-07		30-Apr-08		31-Dec-11
	Gross	Net[1]	Gross	Net[1]	Gross	Net[1]	Gross	Net[1]		MSCI ACWI[4]
2014	7.95%	5.87%	6.73%	4.67%	5.30%	3.27%	3.54%	1.55%	8.77%	4.16%
2013	1.20%	-0.75%	7.26%	5.19%	15.56%	13.33%	15.94%	13.70%	15.95%	22.80%
2012	1.95%	-0.02%	6.16%	4.11%	9.47%	7.36%	11.95%	9.79%	11.45%	16.13%
2011	2.64%	0.66%	-0.73%	-2.64%	N/A	N/A	N/A	N/A	3.01%	-7.35%
2010	3.72%	1.72%	4.49%	2.47%	N/A	N/A	N/A	N/A	11.69%	12.67%
2009	10.41%	8.28%	9.65%	7.54%	9.74%	7.62%	N/A	N/A	19.43%	34.63%
2008	7.48%[5]	6.09%[5]	0.26%	-1.68%	2.50%[5]	1.17%[5]	N/A	N/A	-22.51%	-42.20%
2007	N/A	N/A	-6.48%[6]	-6.78%[6]	N/A	N/A	N/A	N/A	7.42%	-5.48%

Annualized Total Returns as of December 31, 2014

	Inception Date	1 Year	3 Year	5 Year		Since Inception
MAR 6	30-Apr-08	Gross	7.95%	3.66%	3.46%	5.25%
		Net[1]	5.87%	1.66%	1.47%	3.22%
Benchmark[3]			8.77%	12.02%	10.09%	6.54%
MSCI All Country World Index[4]			4.16%	14.10%	9.17%	3.53%
MAR 8	31-Oct-07	Gross	6.73%	6.71%	4.74%	3.68%
		Net[1]	4.67%	4.65%	2.72%	1.68%
Benchmark[3]			8.77%	12.02%	10.09%	5.47%
MSCI All Country World Index[4]			4.16%	14.10%	9.17%	1.85%
MAR 10[2]	28-Feb-2011	Gross	5.30%	10.03%	N/A	6.18%
		Net[1]	3.27%	7.91%	N/A	4.13%
Benchmark[3]			8.77%	12.02%	N/A	9.18%
MSCI All Country World Index[4]			4.16%	14.10%	N/A	7.44%
MAR 12	31-Dec-11	Gross	3.54%	10.35%	N/A	10.35%
		Net[1]	1.55%	8.22%	N/A	8.22%
Benchmark[3]			8.77%	12.02%	N/A	12.02%
MSCI All Country World Index[4]			4.16%	14.10%	N/A	14.10%

1 Net of Fees assumes maximum Management Fee of 1.95%.

2 Performance data for the MAR 10 composite ends July 31, 2010, and restarts on February 28, 2011.

3 Benchmark: 40% Citigroup USBIG Bond Index, 50% S&P 500, 10% MSCI All Country World Index ex U.S.

4 The MSCI All Country World Index is presented as supplemental information for comparison purposes only.

5 Returns for MAR 6 and MAR 10 for 2008 are from April 30, 2008, inception date, through December 31, 2008.

6 Returns for MAR 8 for 2007 are from October 31, 2007, inception date, through December 31, 2007.

INVESTING WITH THE FUNDS

In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange Fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an American Independence Funds’ shareholder. You can find out more about the topics covered here by contacting American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Class of Shares

The Funds offer four classes of shares, Institutional Class, Class A, Class C and Class R shares. The general public is offered Class A and Class C shares. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class C shares, which do not have a front-end sales charge. After six years, Class C shares convert to Class A shares to avoid the higher ongoing expenses assessed against Class C shares.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. Generally, we offer more sales charge reductions or waivers for Class A shares than for Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Please see “Class A Shares Sales Charge Reductions” section below for more information. You may wish to discuss this choice with your financial consultant.

Institutional Class Shares.  Institutional Class shares of the Funds are offered at NAV without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of “Institutional Investors”:

(1)   trusts, or investment management and other fiduciary accounts managed or administered by American Independence or its affiliates or correspondents pursuant to a written agreement,

(2)   any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by American Independence or its affiliates or correspondents, pursuant to a written agreement,

(3)   any registered investment advisor (RIA) or financial planner who uses the Institutional Class in conjunction with a “wrap fee” or asset based fee; and

(4)   other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application, which can be found at www.americanindependence.com or by calling 1-888-266-8787.

The minimum initial investment amount for the Institutional Class shares is $3,000,000. However, any RIA or financial planner using a “wrap fee” or asset based fee will not be subject to the $3,000,000 minimum. Each Fund may waive its minimum purchase requirement or may reject a purchase order if it considers it in the best interest of that Fund and its shareholders. See “Our Customer Identification Program” under the section entitled “Other Shareholder Servicing Information” and “Limits on Exchanges, Purchases and Redemptions” under the section entitled “Policies About Transactions”.

Class A Shares.  Class A shares of the Funds are offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more, a contingent deferred sales charge (“CDSC”) of 1.00% will be assessed if redeemed within one year of purchase and a 0.50% CDSC will be assessed if redeemed after the first year and within the second year. The minimum investment for Class A shares is $5,000. Subsequent investments are $250.

Class A Share Sales Charge Schedule.  If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV  plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP  is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV  of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the broker-dealer the full front-end sales charge.

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	5.75%	6.10%	5.25%
$50,000 to $99,999	5.00%	5.26%	4.50%
$100,000 to $249,999	4.00%	4.17%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over(1)	0.00%	0.00%	1.00%

(1)    The Funds will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase or 0.50% if redeemed between the first and second year of a purchase unless the dealer of record waived its commission with the Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Class C Shares.  Class C shares of the Funds are offered with no front-end sales charge, have a 1.00% CDSC on redemptions made within one year of purchase, and have higher ongoing expenses than Class A shares. Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent, would qualify for the purchase of Class A shares without an initial sales charge, also will be either treated as orders for Class A shares or refused.

Class R Shares.  Class R Shares of the Funds are offered with no front-end or contingent deferred sales charges. Class R Shares are not sold directly to the public, but generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class R Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Fund. Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Retirement Plans generally may open an account and purchase Class R Shares through Authorized Institutions, financial planners, Retirement Plan administrators and other financial intermediaries. Class R Shares may not be available through certain Authorized Institutions. Additional shares may be purchased through a Retirement Plan’s administrator or record-keeper.

Class A Shares Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility:

> You pay no front-end or back-end sales charges on Fund shares you buy with reinvested  distributions.

> You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

> By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

> Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A and Class C shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

> You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

> a family unit, including children under the age of twenty-one or single trust estate;

> a trustee or fiduciary purchasing for a single fiduciary relationship; or

> the members of a “qualified group,” which consists of a “company”, (as defined under the 1940 Act), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY.

If you plan to invest, for example, $200,000 in one of the Funds, which charge a maximum sales load of 5.75%, in installments over the next year, by signing a letter of intent you would pay only 4.00% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $45,000, 5.00% on the next $55,000 then 4.00% on the next $100,000.

Class C Shares Sales Charges. If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to redemption, a Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares automatically convert to Class A shares after six years.

CDSC Waivers.  The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m) (7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of a Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties. If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

•         Current and retired employees, directors/trustees and officers of:

    The Adviser and its affiliates;
    The Sub-Adviser and service providers to the Funds; and
    Family members of any of the above.

•         Current employees of:

    Broker-dealers who act as selling agents; and
    Immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further information.  We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Opening an Account

You may purchase shares of the Funds through Matrix Capital Group, Inc. (the “Distributor”) or through banks, brokers, retirement plan providers, and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cutoff time for purchase and sale requests. Shares of the Funds may not be available for sale in all states. Consult your investment representative or institution for specific information.

A separate application is required for Individual Retirement Account investments.

Orders received by your broker or service organization for the Funds in proper order prior to the determination of NAV and transmitted to the Funds prior to the close of its business day, which is currently 4:00 p.m. Eastern Time, will become effective that day.

Purchasing Shares. If you are investing directly with the Funds, send a completed application and a check payable to the Trust to the address below. You may obtain an application from the Funds’ website at www.americanindependence.com or by calling 1-888-266-8787. If you are investing through a financial advisor, your advisor will be able to give you instructions.

Regular Mail	Express, Registered or Certified
American Independence Funds Trust II	American Independence Funds Trust II
P.O. Box 8045	c/o Boston Financial Data Services
Boston, MA 02266-8045	30 Dan Road
Canton, MA 02021

Minimum Investment.  The minimum initial investment is $3,000,000 for the Institutional Class shares and $5,000 for the Class A shares, Class C shares and Class R shares.  Subsequent minimum investments are $250. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Paying for shares you buy.   The Funds’ shares can only be paid for with U.S. dollars and checks must be drawn on U.S. banks. You can pay for shares with a personal check, bank check, wire transfer, or automated clearing house (“ACH”) transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us).  A fee will be charged for any checks that do not clear.

If you choose to pay by wire or ACH, you must call the Funds’ transfer agent, at 1-888-266-8787 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer. Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order are received by the Funds.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or their transfer agent.  Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

Automatic Investment Plan.  Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your Fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the Fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

An Automatic Investment Plan provides you with a dollar cost averaging technique that allows you to take advantage of a basic mathematical principal in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

Exchanging Shares

Exchange privilege. As an American Independence Funds’ investor, you can exchange shares of your Fund for the same class of shares in any other American Independence Fund.  Call 1-888-266-8787 to request an exchange.  Be sure to obtain and read a current prospectus for the fund to which you are exchanging.

Redeeming From Your Account

You may redeem your shares on any business day.  Redemption orders received in proper form by the Funds’ transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the New York Stock Exchange (“NYSE”) closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

The Funds may require that the signatures be guaranteed for certain transactions. Please refer to the section below “Orders that Require a Signature Guarantee”.  Please call the Funds’ transfer agent at 1-888-266-8787 if you have questions regarding signature guarantees.  At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.

Shares of the Funds may be redeemed by fax, mail or telephone. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

By Fax.  Send a letter signed by all account owners that includes your account number, the Fund and share class from which you are redeeming along with the dollar value or number of shares to be sold and fax to 1-877-513-1129.

By Mail.  Send a letter signed by all account owners that includes your account number, the Fund and share class from which you are redeeming along with the dollar value or number of shares to be sold to the appropriate address noted below:

Regular Mail	Express, Registered or Certified
American Independence Funds Trust II	American Independence Funds Trust II
P.O. Box 8045	c/o Boston Financial Data Services
Boston, MA 02266-8045	30 Dan Road
Canton, MA 02021

Orders that Require a Signature Guarantee.  There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

•         when you want to sell more than $100,000 worth of shares

•         when you want to send the proceeds to a third party

•         when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent via ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions and credit unions. Note that you cannot get a signature guarantee from a notary public.

Systematic Withdrawal Plan. Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bimonthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day). You can select this option when first establishing your account. If you did not select this option when opening your account, please contact the Funds’ transfer agent at 1-888-266-8787.

Selling Shares in a Trust, Business, or Organization Account.  Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

Timing of Payment for Shares You Sell.  Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days. There are two main circumstances under which payment to you could be delayed more than seven days:

•         when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

•         when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

Other Shareholder Servicing Information

There are a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this Prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

Our Customer Identification Program.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account.

To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Policies About Transactions.

Business hours. The Funds are open for business each day the NYSE is open. The price of each share class of each Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if a Fund is open by calling 1-888-266-8787.

Determining when your order will be processed.  You can place an order to buy or sell shares at any time at a Fund’s NAV, plus any applicable sales charge or redemption fee, next determined after receipt of the order in proper form. A Fund’s NAV is determined at the close of regular trading on the NYSE (generally 4 p.m. Eastern Time). Because any order you place through an investment advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transaction policies.  Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $10,000 or more and may only accept wires of $10,000 or more.

Other Rights We Reserve.  You should be aware that we may do any of the following:

•         reject your account application if you fail to give us a correct Social Security or other tax ID number

•         withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

•         close your account and send you the proceeds if the value of your account falls below $2,500 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account

•         pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges

•         change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

•         suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents a Fund from trading portfolio securities or pricing its shares

•         withdraw or suspend the offering of shares at any time

•         reject any order we believe may be fraudulent or unauthorized

•         reject or limit purchases of shares for any reason

•         reject a telephone redemption if we believe it is advisable to do so

Share certificates.  We do not issue share certificates.

Our “One Copy Per Household” Policy.  We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor or call 1-888-266-8787.

Limits on Exchanges, Purchases, and Redemptions (“Excessive Trading Policy”).  Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

The Trust has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of a Fund’s shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If the Funds or the transfer agent believe that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, a Fund may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In their discretion, the Funds or the transfer agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the transfer agent seek to act in a manner that they believe is consistent with the best interests of all shareholders.

Excessive trading activity in the Funds is measured by the number of roundtrip transactions in a shareholder’s account. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date. At any time and without prior notice, we may block a shareholder who makes more than 12 exchanges or roundtrip transactions in a 12-month period or otherwise demonstrates what we believe is a pattern of “market timing”. The Funds do not impose any exchange, redemption or other fee on shareholders deemed to be engaged in what may be considered market timing.

The Funds and the transfer agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Funds. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by the Funds on the next business day following receipt by the Funds.

Omnibus Accounts and Retirement Plans. If excessive trading is detected in an omnibus account, the Funds may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Risks Associated with Excessive or Short-Term Trading. To the extent that the Funds or agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of that Fund’s portfolio, and may result in that Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase that Fund’s operating costs and decrease that Fund’s investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Funds’ underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Funds, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Funds.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in the Funds will occur.

Tax-Advantaged Investment Plans.  A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP-IRA, 401(k), Coverdale Education Savings Accounts and pension plans. All share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

If You Cannot Reach Us By Phone.  Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on pages 48 to 50 of this Prospectus.

Calculating Share Price

How the Fund calculates share prices. The price at which you buy and sell shares of a Fund is the NAV for the share class involved. We calculate a NAV for each Fund and share class every day the Funds are open for business. To calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

How the Fund values its holdings. We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a Fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Distribution and Service Fees

Distribution and Service (12b-1) Fee Plans. The Funds have adopted a plan that allows its Class A, Class C and Class R Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, up to 1.00% of its Class C Share assets and up to 0.65% of its Class R Share assets. These fees consist of up to 0.25% for shareholder services of the Class A, Class C and Class R assets, and up to 0.25% of Class A assets, up to 0.75% of Class C assets and up to 0.40% of Class R assets for distribution services and expenses, as defined by FINRA. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment.

The Funds are waiving 0.12% and 0.15% of the distribution fees in Class A and Class R shares, respectively.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the Funds’ Adviser may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through whom you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above.

Distribution Related Payments. In addition, American Independence, out of its own resources, may make additional cash payments to certain financial intermediaries as incentives to market a Fund or to cooperate with American Independence’s promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (“Distribution Related Payments”). This compensation from American Independence is not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus because it is not paid by the Funds. American Independence compensates financial intermediaries differently depending upon the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.25% of that financial intermediary’s total sales of the Fund, and 0.25% of the total assets of the fund attributable to that financial intermediary, on an annual basis.

A number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary’s Funds’ sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give American Independence access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” American Independence’s goals include making the investment representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, American Independence may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and “due diligence” or training meetings and marketing efforts related to each Fund for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals, and conferences.

Sub-Transfer Agency Services. Payments may also be made by the Funds or American Independence to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services (“Service Related Payments”). Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with American Independence’s promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can find further details in the SAI about the payments made by American Independence and the services provided by your financial intermediary. You should ask your financial intermediary for details about any such payments it receives from American Independence or any other fees or expenses it charges.

Dividends, Distributions and Taxes

Each Fund has elected and intends to continue to qualify to be taxed as regulated investment company under Subchapter M of the Code (a “RIC”). To qualify as a RIC, each Fund must, among other requirements, meet certain source-of-income (the “Income Test”), quarterly asset diversification and distribution requirements. As a RIC, each Fund generally will not be subject to federal income or excise tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

Satisfaction of the Income Test requires each Fund to derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships or other income derived with respect to the Fund’s business of investing in such stock or securities. Some of the income that the Funds might earn, such as income from certain ETFs that invest in gold, is not expected to be qualifying income for purposes of the Income Test (the “Non-Qualifying Income”). Each Fund intends to monitor its investments to ensure that any Non-Qualifying Income is limited to a maximum of 10 percent of its gross income for each taxable year. However, there can be no assurance that the Funds will be successful in this regard.  If a Fund failed to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. The remainder of this discussion assumes that the Fund will qualify as a RIC.

Any income the Funds receive is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the American Independence MAR Tactical Conservative Fund will be paid quarterly and annually for the American Independence MAR Tactical Moderate Growth Fund, American Independence MAR Tactical Growth Fund and American Independence MAR Tactical Aggressive Growth Fund. Capital gains are distributed at least annually on all the Funds.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long-term capital gain distribution if a Fund sells securities that have been held for more than one year; the length of time you have held shares of a Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares. Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

You will be notified in January each year about the federal tax status of distributions made by the Funds. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Directed Reinvestments. Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of each Class, or five years, whichever is shorter. Certain information reflects financial results for a single Fund share. Total returns represent the rate that a shareholder would have earned/lost on can investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been audited by Grant Thornton LLP, the Fund’s independent registered public accounting firm, whose report is included in the Fund’s annual report along with the Fund’s financial statements. The annual report is available upon request. Class R shares have not yet commenced operations; therefore, there is no data available.

For the period from 12/19/2013(a) through October 31, 2014
	MAR Tactical Moderate Growth Fund
	Institutional Class Shares	Class A Shares	Class C Shares
Net asset value, beginning of period	$10.00	$10.00	$10.00
Investment operations:
Net investment income	0.02	0.00	(0.01)
Net realized and unrealized gain	0.60	0.59	0.55
Total from investment operations	0.62	0.59	0.54
Distributions from:
Net investment income	-	-	-
Net realized gains	-	-	-
Total distributions	-	-	-
Net asset value, end of period	$10.62	$10.59	$10.54

Ratios and Supplemental Data:
Total return*	6.20%	5.90%	5.40%

Net assets, end of period (in thousands)	$2,438	$3,538	$1,956
Ratio of net expenses to average net assets**	0.90%	1.28%	1.90%
Ratio of gross expenses to average net assets(b)**	5.03%	5.53%	6.03%
Ratio of net investment income to average net assets**	0.72%	0.10%	(0.32%)
Portfolio turnover rate(c)*	79%	79%	79%

(a)   Date of commencement of operations.

(b)   During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)   Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

*     Not annualized for periods less than one year.

**    Annualized for periods less than one year.

FINANCIAL HIGHLIGHTS – continued

For the period from 12/19/2013(a) through October 31, 2014
	MAR Tactical Growth Fund
	Institutional Class Shares	Class A Shares	Class C Shares
Net asset value, beginning of period	$10.00	$10.00	$10.00
Investment operations:
Net investment income	0.04	0.00	(0.01)
Net realized and unrealized gain	0.55	0.55	0.51
Total from investment operations	0.59	0.55	0.50
Distributions from:
Net investment income	-	-	-
Net realized gains	-	-	-
Total distributions	-	-	-
Net asset value, end of period	$10.59	$10.55	$10.50

Ratios and Supplemental Data:
Total return*	5.90%	5.50%	5.00%

Net assets, end of period (in thousands)	$3,152	$2,454	$2,033
Ratio of net expenses to average net assets**	0.95%	1.33%	1.95%
Ratio of gross expenses to average net assets(b)**	4.52%	5.02%	5.52%
Ratio of net investment income to average net assets**	0.56%	(0.19%)	(0.62%)
Portfolio turnover rate(c)*	89%	89%	89%

(a)   Date of commencement of operations.

(b)   During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)   Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

*     Not annualized for periods less than one year.

**    Annualized for periods less than one year.

SERVICE PROVIDERS

Management and support services are provided to the Funds by several organizations.

Investment Adviser and Administrator:

American Independence Financial Services, LLC

80 Theodore Fremd Avenue

Rye, NY 10580

Sub-Adviser:

Cougar Global Investments Ltd.

357 Bay Street, Suite 1001

Toronto, Ontario, Canada M5H 2T7

Custodian:
INTRUST Bank NA
105 North Main Street
Wichita, Kansas 67202

Transfer Agent:
Boston Financial Data Services
30 Dan Road
Canton, MA 02021

Distributor:

Matrix Capital Group, Inc.
419 Lafayette Street

New York, New York 10003

Fund Accounting Agent and Sub-Administrator:

UMB Fund Services

235 W Galena St.

Milwaukee, WI 53212

ADDITIONAL INFORMATION

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: The Funds’ annual and semi-annual reports to shareholders, when available, contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Portfolio Holdings: A complete description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

You can get free copies of reports and the SAI or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

American Independence Funds Trust II

80 Theodore Fremd Avenue

Rye, NY 10580
Telephone: 1-866-410-2006

Free copies of the Funds’ reports and SAI are also available from our internet site at: www.americanindependence.com.

You can review and copy the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission (the ‘‘Commission’’). You can get text-only copies:

•

For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D. C. 20549-1520, (for information on the operation of the Public Reference Room call the Commission at 1-202-942-8090), or by electronic request to the following e-mail address: publicinfo@sec.gov.

•	Free from the Commission’s Website at www.sec.gov.

AIFTII 03012015

Investment Company Act File no. 811-22878

AMERICAN INDEPENDENCE FUNDS TRUST II

80 THEODORE FREMD AVENUE

RYE, NEW YORK 10580

GENERAL AND ACCOUNT INFORMATION: (866) 410-2006

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC - INVESTMENT ADVISER

(“AMERICAN INDEPENDENCE” OR THE “ADVISER”)

Matrix Capital Group, Inc.

(“MATRIX” OR THE “DISTRIBUTOR”)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) describes certain classes of the American Independence MAR Tactical Conservative Fund, American Independence MAR Tactical Moderate Growth Fund, American Independence MAR Tactical Growth Fund and American Independence MAR Tactical Aggressive Growth Fund (together the “Funds” and separately, a “Fund”), four of the funds of American Independence Funds Trust II (the “Trust”) which are managed by American Independence.

Institutional
	Class	Class A	Class C	Class R
	(Ticker/CUSIP)	(Ticker/CUSIP)	(Ticker/CUSIP)	(Ticker/CUSIP)
American Independence MAR Tactical Conservative Fund	N/A 026763409	N/A 026763102	N/A 026763201	N/A 026763300

American Independence MAR Tactical Moderate Growth Fund	MGZIX 026763805	MGZAX 026763508	MGZCX 026763607	MGZRX 026763706

American Independence MAR Tactical Growth Fund	MGMIX 026763854	MGMAX 026763888	MGMCX 026763870	MGMRX 026763862

American Independence MAR Tactical Aggressive Growth Fund	N/A 026763771	N/A 026763813	N/A 026763797	N/A 026763789

This SAI is meant to be read in conjunction with the prospectus for the Funds dated March 1, 2015 (the “Prospectus”), for the Institutional Class, Class A, Class C and Class R Shares. This SAI is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of any of the Funds should be made solely upon the information contained in this SAI.

Copies of the Prospectus and annual report may be obtained without charge by calling 1-866-410-2006 or by writing American Independence Funds Trust II, 80 Theodore Fremd Avenue, Rye, New York 10580. Capitalized terms that are used in this SAI but not defined have the same meanings as in the Prospectus.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. YOU COULD ALSO LOSE MONEY BY INVESTING IN THE FUNDS. IN ADDITION, THE DIVIDENDS PAID BY THE FUNDS WILL GO UP AND DOWN.

March 1, 2015

TABLE OF CONTENTS

HISTORY OF THE TRUST

THE INVESTMENT POLICIES, PRACTICES AND RELATED RISKS OF THE FUND

INVESTMENT LIMITATIONS

PORFOLIO TURNOVER

MANAGEMENT OF THE FUNDS

Trustees and Officers

Codes of Ethics

Proxy Voting Policy and Procedures

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Sub-Adviser

Administration Services

Custodian, Transfer Agent and Dividend Disbursing Agent

Expenses

Independent Registered Public Accounting Firm and Counsel

PORTFOLIO MANAGER INFORMATION

SHARES OF BENEFICIAL INTEREST

BROKERAGE ALLOCATION

DISTRIBUTION AND RELATED SERVICES PLANS

Distribution and Service (12b-1) Fee Plans

Distribution Related Payments

Sub-Transfer Agency Payments

Processing-Related Payments

Other Payments

CALCULATION OF NET ASSET VALUE (NAV)

ADDITIONAL INFORMATION CONCERNING TAXES

Qualification as a Regulated Investment Company

Excise Tax on Regulated Investment Companies

Distributions of the Funds

Sale of Shares

Medicare Tax.

Other Tax Information

ANTI-MONEY LAUNDERING PROGRAM

VOTING RIGHTS

PERFORMANCE INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

FINANCIAL STATEMENTS

MISCELLANEOUS

APPENDIX A – PROXY VOTING POLICY AND PROCEDURES

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN INDEPENDENCE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY AMERICAN INDEPENDENCE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

HISTORY OF THE TRUST

American Independence Funds Trust II (the “Trust”) is a Delaware business statutory trust that was organized on June 28, 2013, as an open-end, management investment company. The Trust currently consist of five series, or mutual funds, four of which, the American Independence MAR Tactical Conservative Fund, the American Independence MAR Tactical Moderate Growth Fund, the American Independence MAR Tactical Growth Fund and the American Independence MAR Tactical Aggressive Growth Fund (together the “Funds” and separately, a “Fund”) are open-end, non-diversified mutual funds and are described in this Statement of Additional Information (the “SAI”).

THE INVESTMENT POLICIES, PRACTICES AND RELATED RISKS OF THE FUND

The Trust’s Board of Trustees (or “Board”) oversees the overall management of the Funds and elects the officers of the Trust.  Each Fund follows its own investment objectives and policies, including certain investment restrictions. Several of those restrictions and each of the Funds’ investment objectives are fundamental policies, meaning that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this SAI are not fundamental and may change solely by approval of the Board of Trustees.

The following is a description of the investment practices of the Funds and the securities in which they may invest:

Equity Investments.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant. Equity securities in which the Funds may invest are described below:

Common Stocks. Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market volatility.

Preferred Stocks. Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Convertible and Exchangeable Securities. The Funds are permitted to invest in convertible and exchangeable securities. Convertible securities generally offer fixed interest or dividend yields until converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock, are liabilities of the issuer, but are generally subordinated to senior debt of the issuer.

Depositary Receipts. The Funds may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an ownership interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by a bank in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the U.S. and are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities by a foreign corporation. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts that are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. All depositary receipts, including those denominated in U.S. dollars will be subject to foreign currency risk.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.

Warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Securities of Other Investment Companies.  The Funds’ investments in an underlying portfolio of exchange-traded funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

Other Open-End Mutual Funds. Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) and subject to such investments being consistent with the overall objective and policies of the Fund making such investment. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

ETFs and Closed-End Funds. The Funds may invest in shares of ETFs, closed-end funds and other investment companies. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an index ETF may not track the underlying index and may result in a loss. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.  ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks.  ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index.  Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.  Investment in a Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, a Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Funds may rely on these exemptive orders to invest in unaffiliated ETFs.  If a Fund is unable to rely on an exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner American Independence Financial Services, LLC (the “Adviser” or “American Independence”) considers optimal, or cause the Adviser to select an investment other than that which the Adviser considers optimal.

Additional risks through investing in certain ETFs. The Funds may invest in commodity-linked and real estate ETFs, which are designed to provide exposure to such investments without direct investment in physical commodities or real estate. By investing in ETFs that invest in commodities and real estate, the Funds incur the following additional risks:

Commodity Risk. Investments in commodities and commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Real Estate Risk.  The Funds’ investment in real estate ETFs has many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally.

Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.

A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Fixed Income Investments.  Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Funds will be subjected to risk even if all fixed income securities in a Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The debt securities in which the Funds may invest are discussed below:

U.S. Treasury Obligations. The Funds may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have original maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association (“GNMA”). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

The Funds may invest in obligations of agencies of the U.S. Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Funds may purchase securities issued or guaranteed by the GNMA which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”) and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., GNMA). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two short-term rating categories of at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), or, if not rated is, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.

Corporate Debt Securities. The Funds may purchase corporate debt securities, subject to the rating and quality requirements specified with respect to each Fund. The Funds may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Funds in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.

Mortgage-Related Securities. The Funds are permitted to invest in mortgage-related securities subject to the rating and quality requirements specified with respect to each such Fund. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the “PSA”) has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of investment in mortgage-related securities. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Funds in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government in the case of securities guaranteed by GNMA or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae or Freddie Mac), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

Collateralized Mortgage Obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Fannie Mae or Freddie Mac. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The inverse relation between interest rates and the value of fixed income securities will be more pronounced with respect to investments by a Fund in Mortgage-related securities, the value of which may be more sensitive to interest rate changes.

Mortgage-related securities, for purposes of this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Fannie Mae include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by Freddie Mac include FHLMC Mortgage Participation Certificates (also known as (“Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Asset-Backed Securities. The Funds are permitted to invest in asset-backed securities, subject to the rating and quality requirements specified with respect to each such Fund. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with a Fund’s investment objectives, policies and quality standards, a Fund may invest in these and other types of asset-backed securities which may be developed in the future.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

Municipal Commercial Paper. Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) “P-1” by Moody’s and “A-1” or “A-1+” by S&P, “P-2” or better by Moody’s and “A-2” or better by S&P or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper or (iv) if not rated, is, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees. Issuers of municipal commercial paper rated “P-1” have a “superior capacity for repayment of short-term promissory obligations.” The “A-1” rating for commercial paper under the S&P classification indicates that the “degree of safety regarding timely payment is either overwhelming or very strong.” Commercial paper with “overwhelming safety characteristics” will be rated “A-1+.” Commercial paper receiving a “P-2” rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated “A-2” has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated “A-1.”

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes. Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody’s and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody’s, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

Notes rated “MIG 1” are judged to be of the “best quality” and carry the smallest amount of investment risk. Notes rated “MIG 2” are judged to be of “high quality, with margins of protection ample although not as large as in the preceding group.”

Municipal Bonds. Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes – such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility – tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are limited to bonds which are rated at the time of purchase “A” or better by a NRSRO.

High Yield Securities.   High yield securities are issued by corporations with credit ratings less than investment grade, or unrated securities of comparable quality and are often referred to as “junk” bonds. Below investment grade bonds have ratings of BB and lower. Non-investment grade companies must pay a much higher rate of interest to borrow money, resulting in the issue of high yield bonds. Such bonds are primarily speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Companies with non-investment grade credit ratings are more liable to have financial problems in difficult financial times.

Debt or bonds from non-investment grade companies are subject to a higher possibility of default on the payment of interest or principal. Generally high yield bonds are unsecured and frequently subordinated to the prior payment of senior indebtedness.

The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a Fund may decline more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities.

Domestic and Foreign Bank Obligations. These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers’ acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes.

Brady Bonds. Brady Bonds are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of approximately twenty countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. A Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

Investments in United States Bank Obligations (Including Foreign Branches). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of a Fund’s assets, which may be invested in obligations of foreign banks meeting the conditions set forth herein.

Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 15% of the value of the net assets of a Fund.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

Strips. Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The Funds will not actively trade in STRIPS.

Zero Coupon Securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

Variable and Floating Rate Demand and Master Demand Obligations. The Funds may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity five to twenty years with respect to the Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.

The Funds may also buy Variable Rate Master Demand Obligations. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Funds have no limitations on the type of issuer from whom the obligations will be purchased. The Funds will invest in variable rate master demand obligations only when such obligations are determined by the Adviser or Cougar Global Investments Ltd. (the “Sub-Adviser” or “Cougar Global”), as applicable or, pursuant to guidelines established by the Board of Trustees to be of comparable quality to rated issuers or instruments eligible for investment by the Funds.

Guaranteed Investment Contracts and Funding Agreements. The Funds may invest in guaranteed investment contracts and funding agreements (“GICs”) issued by insurance companies. Pursuant to such contracts, the Funds make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. The Funds will purchase a GIC only when the Adviser has determined that the GIC presents minimal credit risks to a Fund and is of comparable quality to instruments in which the Funds may otherwise invest. Because the Funds may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, a GIC may be considered an illiquid investment.

In determining the average weighted portfolio maturity of a Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

Indexed Notes Currency Exchange-Related Securities and Similar Securities.   These securities are notes, the principal amount of which and/or the interest rate payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

Inflation-Indexed Securities. Inflation-indexed securities are linked to the inflation rate in worldwide markets, such as the U.S. Treasury's “inflation-protection” bonds. Inflation protected securities issued by the U.S. Treasury are also called “Treasury Inflation Protected Securities” or “TIPS”. The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index (CPI) for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation-adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, Japan, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

CPI futures are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. An inflation swap is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. CPI futures and inflation swaps can be used to hedge the inflation risk in nominal bonds and can be combined with U.S. Treasury futures contracts to create synthetic TIPS.

Dollar Roll Transactions. The Funds may enter into dollar roll transactions wherein a Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership. That Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, a Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. A Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. A Fund will limit its obligations on dollar roll transactions to 35 percent of that Fund’s net assets.

Duration Management. Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen a Fund's duration by approximately the same amount as holding an equivalent amount of the underlying securities. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount as selling an equivalent amount of the underlying securities.

For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. Real duration is their primary measure of risk, because these securities are subject to real rate changes but are protected against fluctuations in inflation.

Investment in Foreign Securities. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries.

Emerging Markets. Emerging markets securities are foreign securities issued from countries which are considered to be “emerging” or “developing” by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, the United Kingdom and the United States.

An emerging market sovereign security is a security issued by the national government, a municipality, or a company that is wholly owned by the national government. The latter are sometimes referred to as “quasi-sovereign” securities.

Foreign Currency Transactions. Investments by the Funds in securities of foreign companies will usually involve the currencies of foreign countries. In addition, the Funds may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of a Fund, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, a Fund may incur costs in connection with conversions between various currencies.

A Fund will conduct its foreign currency exchange transactions on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign currency exchange market. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

Multi-National Currency Unit Securities or More Than One Currency Denomination. Multi-national currency unit securities are tied to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

Investments in Eurodollar and Yankee Dollar Obligations. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Derivative Securities.  The Funds may purchase certain “derivative” instruments as described below under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, “stripped” securities and various floating rate instruments). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.

The Adviser or Sub-Adviser will evaluate the risks presented by the derivative instruments purchased by a Fund, and will determine, in connection with its day-to-day management of that Fund, how they will be used in furtherance of the Fund’s investment objective(s). It is possible, however, that the Adviser’s and/or Sub-Adviser’s evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will, because of the risks discussed above, incur a loss as a result of its investments in derivative instruments.

Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include: (i) swaps; (ii) caps, floors and collars; (iii) forward foreign currency contracts; (iv) futures contracts; and (v) options.

Derivatives are often used to hedge against a given investment’s risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices.

CFTC Regulatory Considerations.  The Funds may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act, as amended (“CEA”), including registration as a “commodity pool operator”. The Adviser has claimed an exclusion from the definition of commodity pool operator under the CEA and is not currently subject to registration, disclosure and reporting requirements under the CEA.

With respect to investments in commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, a registered investment company must meet one of the following tests.  First, the aggregate initial margin and premiums required to establish the investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments).  Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, the company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or derivatives markets. These rules went into effect on December 31, 2012.

Options on Securities. The Funds may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

Writing Covered Options. The Funds may write put and call options on securities only if they are covered and such options must remain covered as long as that Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and that Fund would suffer a loss. The Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), there is no assurance that the Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund’s limitation on investments in securities that are not readily marketable.

Swap Agreements.  To manage its exposure to different types of investments, a Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance. Swap agreements involve risks depending upon the counterparty’s creditworthiness and ability to perform as well as a Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks to a Fund.

Total Return Swaps. A total return swap is a contract between two counterparties who agree to swap periodic payments for the life of the contract. Typically, one party receives the total return (interest payments plus any capital gains or losses for the payment period) from a specified reference asset, while the counterparty receives a specified fixed or floating cash flow (e.g., LIBOR) that is not related to the creditworthiness of the reference asset. The payments are based upon the same notional amount of the reference asset. The reference asset may be any asset (e.g., bonds or loans), an index, or a basket of assets.

Futures, Related Options and Options on Stock Indices. A Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. Each Fund may hedge a portion of its portfolio by purchasing such instruments during a market advance or when the Adviser or Sub-Adviser anticipates an advance. In attempting to hedge a portfolio, a Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. A Fund will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or securities for which it intends to purchase.

A stock index assigns relative weighing to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. A Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of its net assets.

When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the “initial margin,” and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer’s futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the “multiplier.”

During a market decline or when the Adviser or Sub-Adviser anticipates a decline, a Fund may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser or Sub-Adviser anticipates an advance, each Fund may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against a Fund not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner.

Interest Rate Futures Contracts. The Funds may, to a limited extent, enter into interest rate futures contracts—i.e., contracts for the future delivery of securities or index-based futures contracts—that are, in the opinion of the Adviser or Sub-Adviser, sufficiently correlated with the Fund’s portfolio. These investments will be made primarily in an attempt to manage the funds’ exposure to interest rate risk (i.e. manage duration) and other bona fide hedging purposes. For example, futures may be used on lieu of buying comparable duration U.S. Treasury securities to achieve a duration target within the funds. The Funds will engage in such transactions primarily for bona fide hedging purposes. Interest rate future contracts will not be used to leverage the portfolios and are incorporated appropriately in all measures of risk within portfolios.

Options on Interest Rate Futures Contracts. The Funds may purchase put and call options on interest rate futures contracts, which give a Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. Each Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that a Fund writes, such Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, each Fund will purchase or sell options on interest rate futures contracts primarily for bona fide hedging purposes.

Risk of Options and Futures Contracts. One risk involved in the purchase and sale of futures and options is that a Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund’s income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

The Funds’ successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds’ portfolios diverge from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds’ ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds’ portfolio securities. The Funds believe that the Adviser possesses the skills necessary for the successful utilization of such transactions.

The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund’s liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets to cover the futures and options.

Asset Coverage for Futures Contracts and Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside or earmark appropriate liquid assets in the amount prescribed. Such assets cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Forward Foreign Currency Exchange Contracts. The Funds may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Funds do not speculate in foreign currency.

Except for cross-hedges, the Funds will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when they would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a “cross-hedge,” denominated in a currency or currencies that the Sub-Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, that Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

It should be realized that this method of protecting the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options and Related Risks. The Funds may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities a Fund may hold in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in “Foreign Exchange Contracts” above which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the inter-bank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Limitations on Use of Derivatives.  The total notional value of all of each Fund’s positions in options, futures and other instruments used for hedging is not expected to exceed the value of securities owned by that respective Fund, so that the most defensive position expected by a Fund will be a “fully hedged” position in which long and short exposures are of equal size.  For purposes of these limitations, the “notional value” of a Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by a Fund or call options written by a Fund.  The combination of a long put position and a short call option is counted as a single option position.  The notional value of such a position is generally equal to 100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is “in the money” at the time the position is initiated.  Similarly, option spread and other “covered” combinations (for example, a short put options combined with a long put option) are also netted as single positions for the purpose of calculating notional value under these limitations.  Other offsetting positions in derivatives may similarly be netted and treated as a single position.

Short Sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Adviser or Sub-Adviser with flexibility to reduce certain risks of a Fund’s holdings and increase that Fund's total return. To the extent that a Fund has sold securities short, it will either (i) maintain a daily segregated account, containing cash, U.S. government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short or (ii) hold an offsetting long position.

Investing in short sales will subject the Funds to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to a Fund’s shareholders. Due to the nature of a Fund’s investment strategies and expected high portfolio turnover rate, as discussed in the Prospectus, distributions of the Funds’ net investment income may likely be short-term capital gains that are taxable at ordinary income rates (currently as high as 39.6%).

Real Estate Investment Trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income. Failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, the (“Code”) or their failure to maintain an exemption from registration under the 1940 Act could affect the value of the REIT.

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage

REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

A Fund’s investment in the real estate industry subjects the Fund to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation.

“When-Issued” and “Forward Commitment” Transactions. The Funds may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser or Sub-Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund’s net asset value.

Repurchase Agreements. The Funds may enter into repurchase agreements with any bank and broker-dealer. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by a Fund, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. For more information about repurchase agreements, see “Investment Policies”.

Reverse Repurchase Agreements. The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Loans of Portfolio Securities. The Funds may lend their portfolio securities in an amount up to 33-1/3% of each Fund’s total assets to brokers, dealers and financial institutions.

The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Securities loans will be made in accordance with the following conditions: (1) the Funds must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Funds must be able to terminate the loan after notice, at any time; (4) the Funds must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Funds may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board of Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board of Trustees to vote proxies.

The Board of Trustees has approved the Funds to loan their portfolio securities and enter into Securities Lending Agreements with the Custodians.  Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds.  The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

Illiquid Securities. Each Fund has adopted a non-fundamental policy with respect to investments in illiquid securities.   An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment.  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Each Fund may also invest in restricted securities issued under Section 4(2) of the 1933 Act, which exempts from registration “transactions by an issuer not involving any public offering.” Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the 1933 Act (other than certain commercial paper issued pursuant to Section 4(2) as discussed below) will be treated as illiquid and subject to the Fund’s investment restriction on illiquid securities.

Pursuant to procedures adopted by the Board of Trustees, the Funds may treat certain commercial paper issued pursuant to Section 4(2) as a liquid security and not subject to the Funds’ investment restriction on illiquid investments. Section 4(2) commercial paper may be considered liquid only if all of the following conditions are met: (i) the Section 4(2) commercial paper must not be traded flat (i.e. without accrued interest) or be in default as to principal or interest; and (ii) the Section 4(2) commercial paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if the security is unrated, the security has been determined to be of equivalent quality.

The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act applicable to re-sales of certain securities to qualified institutional buyers. It is the intent of the Funds’ to invest, pursuant to procedures established by the Board of Trustees as applicable, and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

Pursuant to guidelines set forth by and under the supervision of the Board of Trustees, the Adviser or the Sub-Adviser will monitor the liquidity of restricted securities in a Fund’s portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or the Sub-Adviser, as applicable; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of that Fund’s average daily net assets. Rule 144A securities and Section 4(2) commercial paper which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 1 (see page 28). Investments in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing Fund illiquidity.

Certain Risk Considerations. The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a bond Fund’s shares will generally fluctuate inversely with the movements in interest rates and a stock Fund’s shares will generally fluctuate as a result of numerous factors, including but not limited to investors’ expectations about the economy, corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund’s investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

There is, of course, no assurance that a Fund will achieve its investment objectives or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund’s investment in any single issuer.

Risks of Techniques Involving Leverage. Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involves the use of “leverage” when cash made available to the Funds through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only as secondary (i.e., non-principal) investment strategies, when the Adviser or Sub-Adviser, as applicable, believe that the leveraging and the returns available to the Funds from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount that Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the equity base of that Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions). The risks of leverage include a higher volatility of the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

INVESTMENT LIMITATIONS

The following restrictions apply to the Funds. Unless otherwise indicated, only Investment Restriction Nos. (2), (3), (4), (6), (7) and (9) are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of that Fund’s outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A “majority of the outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.

The Funds may not:

(1) Invest more than 15% of the value of their net assets in investments which are illiquid;

(2) Borrow money or pledge, mortgage or hypothecate their assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% of the current value of its net assets for temporary or emergency purposes or to meet redemptions, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction. The Funds have adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Funds while any such borrowings exist).

(3) Issue senior securities, except insofar as the Funds may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.

(4) Make loans, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.

(5) The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the particular Fund itself is permitted to invest. The Funds may not invest in securities of any registered investment company, except to the extent permitted under the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or exemptive orders.

(6) Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein), invest in physical commodities, except that the Funds may invest in currency and financial instruments and contracts in accordance with their investment objectives and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity.

(7) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act.

(8) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

(9) Purchase a security if, as a result, more than 25% of the value of that Fund's total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) energy and utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

(10) Write, purchase or sell puts, calls or combinations thereof, except that a Fund may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging.

As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objectives by investing all of its investable assets in an investment company having substantially the same investment objectives and policies as the Fund subject to the 1940 Act.

If a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus or SAI are adhered to at the time a transaction is effected, except with respect to borrowings, later changes in percentage resulting from changing assets values will not be considered a violation.

It is the intention of the Funds, unless otherwise indicated, that with respect to each Fund’s policies that are the result of the application of law each Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

PORFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

Under certain market conditions, a Fund may experience high portfolio turnover rates as a result of its investment strategy. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Higher portfolio turnover rates (100% or more) can result in corresponding increases in brokerage commissions and other transaction costs which must be borne by a Fund and ultimately by its shareholders. Portfolio turnover rates for a Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable a Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions for a Fund, and a Fund may engage in short-term trading to achieve its investment objectives and adhere to its investment strategy.

The portfolio turnover rates for the fiscal period from December 19, 2013 (commencement of operations) through October 31, 2014, for the American Independence MAR Tactical Moderate Growth Fund and the American Independence MAR Tactical Growth Fund were 79% and 89%, respectively.

As of the date of this SAI, the American Independence MAR Tactical Conservative Fund and the American Independence MAR Tactical Aggressive Growth Fund have not commenced operations and therefore do not have any portfolio turnover to report.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust’s business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review each of the Fund’s performance. The officers of the Trust are responsible for the Funds’ operations. The Trust is composed of five funds.

The business and affairs of the Trust are managed under the general supervision of the Board of Trustees in accordance with the laws of the State of Delaware and the Trust’s Trust Instrument and Bylaws. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Trustees who are not deemed to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Each Trustee’s and officer’s address is c/o American Independence Funds Trust II, 80 Theodore Fremd Avenue, Rye, NY 10580. Each Trustee holds office until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) he is removed by the Trust’s shareholders in accordance with the Trust’s Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified. Each Trustee oversees five funds of the Trust, which is the second open-end investment company that American Independence advises. The following table also discloses whether a Trustee serves as a director of any company that is required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustees:

Name, Age	Position(s) Held with Trust	Term of Office / Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen by Trustee	Other Directorships Held by Trustee(1)

Independent Trustees:

Terry Carter Age: 66	Trustee	Indefinite/ Since January, 2014	Retired. Formerly Chief Financial Officer of QuikTrip Corporation. Currently serving on the Boards of the University of Oklahoma Foundation, Mabrey Bancorporation Inc., and QuikTrip Corp.	5	1
Jeffrey Haas Age: 53	Chairman of the Board and Trustee	Indefinite/ Since Inception	Professor of Law, New York Law School (since 1996)	5	1
George Mileusnic Age: 60	Trustee	Indefinite/ Since Inception	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008). Currently serving on the Board of North American State Bank.	5	1

Interested Trustee:

John J. Pileggi Age: 5	Trustee	Indefinite/ Since Inception	Managing Partner of American Independence Financial Services, LLC since 2004.	5	1

Officers:

Name, Age and Position(s) Held	Length of Time Served as Fund Officer	Principal Occupation During Past 5 Years
Eric Rubin Age: 48 President	Since Inception	President, American Independence Financial Services, LLC (since February 2005).
Thaddeus (Ted) Leszcynski Age: 68 Chief Compliance Officer	Since February, 2014	Founding member of Compliance Solutions Associates LLC (since September 2009)
John J. Pileggi Age: 55 Assistant Treasurer	Since Inception	Managing Partner of American Independence Financial Services, LLC (since 2004).
Susan Silva Age: 47 Treasurer and Secretary	Since Inception

Chief Administrative Officer of American Independence Financial Services, LLC (since December 2012); Partner, BackOffice Alliance LLC (2009 -2012); Previously independent consultant to American Independence Financial Services, LLC (2008 to 2012)

(1) Each Trustee is also a Trustee of American Independence Funds Trust, which as of October 31, 2014 included seven (7) portfolios or funds.

Additional Information About the Trustees. In addition to the information set forth above, the following specific experience, qualifications, attributes and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Terry Carter. Mr. Carter has been an Independent Trustee of the Trust since January, 2014. Mr. Carter also serves as a Trustee to American Independence Funds Trust (“AIFT”) and serves as the audit committee chairman for AIFT.  He also served as an Independent Trustee for the Bank IV Funds. Mr. Carter, presently retired, previously served 26 years as a Senior Vice President and Chief Financial Officer for an $8 billion privately-held food and gasoline retailer where he continues to serve as a member of the Board of Directors.  Mr. Carter also currently serves as a Trustee for the University of Oklahoma Foundation where he chairs the Audit Committee and is a member of the Investment Committee and Executive Committee.  Mr. Carter is a Trustee for the Oklahoma Methodist Conference Foundation where he is a member of the Investment Committee, and serves as Chair of OU Foundation.  He is Director of the Mabrey Bancorporation, a private family owned bank holding company where he also serves as Chair of the Independent Audit Committee. Mr. Carter is a business/finance graduate of the University of Oklahoma.  He was selected as a Trustee based on his business experience and extensive service as an independent mutual fund director.

Professor Jeffrey J. Haas. Professor Haas has been an Independent Trustee of the Trust since July 2013 and was elected Chairman of the Board of Trustees on January 14, 2014. He currently also serves as a Trustee and Chairman of the Board of AIFT, the first investment company advised by American Independence Financial Services LLC.  Professor Haas previously served as an independent trustee of the HSBC Funds from 1999 to 2002.  He has been a Director of Wegener Corporation, a media distribution company, since 2002.  Since May 2000 he has been a Professor of Law at The New York Law School.  From July 1996 to April 2000 he was an Associate Professor of Law at The New York Law School.  The courses that Professor Haas has taught include securities regulation, mergers and acquisition, mutual fund regulation, corporate finance and corporations.  From 1988 to 1993 he was a Corporate Attorney at Cravath, Swaine & Moore. He has authored and co-authored numerous books and publications in such areas as Investment Advisor Regulation, 1933 Act Rules 144 and 145, fiduciary duties of Directors and Public Offerings.  He has been quoted in over 75 different publications worldwide, including the New York Times and Wall Street Journal and has appeared on CBS Evening News, CNBC Nightly Business Report, CNN and National Public Radio.  Professor Haas received his B.S. in Finance and Classical Civilizations from Florida State University in 1984 and his JD from the University of Pennsylvania in 1988. He was selected as a Trustee based on his business experience, knowledge of the securities law and previous service as an independent mutual fund director.

George Mileusnic. Mr. Mileusnic has been an Independent Trustee of the Trust since July 2013, and currently also serves as the Audit Committee Chairman of the Trust to which he was elected during the organizational meeting of the Trust on July 11, 2013. Mr. Mileusnic also serves as a Trustee of American Independence Funds Trust. Mr. Mileusnic served as an independent trustee to the predecessor funds of American Independence Funds Trust since their inception in November 1996.  Mr. Mileusnic, currently retired, previously served as Chief Financial Officer for Caribou Coffee from 2001-2008.  From 1989 to 1996 he was Chief Financial Officer and from 1996 to 1998 he served as Executive Vice President of The Coleman Company.  From 1978 to 1989 he served as Financial Analyst, Director, Acquisitions, Controller, Grain Merchandising  Division and Senior Vice President for Pillsbury/Burger King (Burger King was a subsidiary of Pillsbury). Mr. Mileusnic currently serves on the Board of Directors of North American State Bank, a local community bank in Minnesota. Mr. Mileusnic has also served on the Boards of Directors of Cool Clean, Inc. and Top Hat Inc. Mr. Mileusnic graduated from Carleton College with a BA in Economics in 1976 and an M.B.A. in Accounting from the University of Chicago in 1978.  Mr. Mileusnic was selected as a Trustee based on his experience in finance and accounting, with over 30 years of senior financial management, and his service as a Board Member for numerous other companies.

John J. Pileggi (Interested Trustee). Mr. Pileggi has been an Interested Trustee of the Trust since July 2013.  Mr. Pileggi also serves as Interested Trustee of American Independence Funds Trust.  He also served as an independent trustee and Chairman to the predecessor funds of American Independence Funds Trust since their inception in November 1996.  Mr. Pileggi is Managing Partner of American Independence.  Previously Mr. Pileggi was President and CEO of Mercantile Investment & Wealth Management and President of Mercantile Capital Advisors and Mercantile Securities until March 2004.  In 2001, Mr. Pileggi was President and CEO of PlusFunds.  From 1997 to 2000, he was Chairman and CEO of ING Funds and CEO of ING Investment Products Distribution, overseeing the launch of a mutual fund operation in January 1999 that grew to $1.5 billion in assets and 18 funds in its first year. From 1994 to 1998, he was Senior Managing Director and Member of the Board of Furman Selz LLC. Mr. Pileggi began his career at Lehman Brothers Kuhn Loeb. Mr. Pileggi attended Brooklyn College of the City University of New York from 1976 to1980. Mr. Pileggi has previously served as an Interested Trustee of the Pacifica Funds, FFB Funds, First Choice Funds, Mariner Funds, Bank IV Funds, Fund Source, Fund Trust, Performance Funds and Evergreen Funds. He was selected as a Trustee based on his business experience and extensive previous service as a mutual fund director.

Board Committees and Meetings. The Board of Trustees held four regularly scheduled meetings in 2014.

Audit Committee.   The Trust has an Audit Committee, consisting of all Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Carter, Haas and Mileusnic, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. The Trust held two meetings of the Audit Committee.

Nominating Committee.   The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee, whose members are Messrs. Carter, Haas and Mileusnic evaluates the qualifications of Trustee candidates and nominates candidates to the full Board. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. The Nominating Committee also considers candidates from among the Trustees to serve as Chairperson of the Board and annually reviews the compensation of the Trust’s independent trustees. In 2014, the Nominating Committee held one meeting.

Shareholder Nominations.  The Board will consider shareholder nominees for Trustees.  All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: American Independence Funds Trust II, 80 Theodore Fremd Avenue, Rye, NY 10580.

Risk Oversight.  As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks and operational risks. The Funds’ investment adviser and administrator, American Independence, and UMB Fund Services, Inc. (“UMB”) as Sub-Administrator, have primary responsibility for the Funds’ risk management on a day-to-day basis as part of their overall responsibilities. The Funds’ Sub-Adviser is primarily responsible for managing investment risk as part of its day-to-day investment management responsibilities and the Adviser is responsible for the Funds’ operational risks. The Adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitoring the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the Adviser reports to the Board quarterly on the investment performance of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and in an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ Adviser and Sub-Adviser, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee or the Fund’s Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Fund’s Chief Compliance Officer, the investment adviser, other service providers and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the Adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the Adviser’s President to review the results of internal audits of relevance to the Funds. The Valuation Committee, consisting of Messrs. Rubin and Pileggi, Ms. Silva, who also serves as Chairman, Ms. Teresa Ritchie, and Mr. Charles McNally, reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership in the Funds.  The following table sets forth, as of December 31, 2014, any ownership by a Trustee or their immediate family members in the Funds.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in the Fund Family/Complex
Terry Carter	None	None
Jeffrey Haas	None	Over $100,000
George Mileusnic	None	Over $100,000
John Pileggi	None	None

No Trustee who is independent held securities in the investment adviser or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Trust.

Board Compensation.  Trustees who are not officers, directors or employees of American Independence or the Distributor receive from the Trust, an annual fee of $3,000 and a fee of $1,500 for each Board meeting attended ($500 if held in conjunction with the AIFT Board meeting, $1,000 for each telephonic or Committee meeting attended ($500 if held in conjunction with the AIFT Board meeting), and reimbursement for expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $500 for each Board meeting attended. The Chairman of the Audit Committee receives an additional fee of $500 for each Audit Committee attended. The Chairman of the Nominating Committee receives an additional fee of $500 for each Nominating Committee attended.

The Trust paid the following amounts for its initial fiscal year ended, October 31, 2014:

Name of Person, Position	Aggregate Compensation from Trust(1)	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustees(2)
Interested Trustees:
John J. Pileggi	$0	N/A	N/A	$ 0
Non-Interested Trustees:
Terry Carter	$4,250	N/A	N/A	$22,250
Jeffrey Haas	$9,000	N/A	N/A	$30,000
George Mileusnic	$7,500	N/A	N/A	$23,500

(1)  The American Independence MAR Tactical Moderate Growth Fund and the American Independence MAR Tactical Growth Fund paid a portion of the Trustees fees noted above, allocated amongst all the Funds in the Trust, which had commenced operations, based on average net assets during the October 2014 fiscal year.

(2) The Total Compensation from the Trust and Fund Complex includes fees paid by the American Independence Funds Trust, which includes 7 funds, for the fiscal year ended October 31, 2014.

Codes of Ethics

The Trust and the Adviser have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits investment personnel subject to the particular Code to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. These Codes of Ethics were filed as exhibits to the Trust’s registration statement on Form N-1A and on public file with and available from, the SEC’s Public Reference Room in Washington, D.C.

Proxy Voting Policy and Procedures

The Trust has contractually delegated, subject to Board oversight, the responsibility for voting proxies relating to portfolio securities held by an American Independence Fund to the Adviser. The Trust has delegated proxy voting to the Adviser with the direction that proxies should be voted in a manner consistent with the best interests of the Funds and their shareholders. The Adviser has adopted its own proxy voting policies and procedures for this purpose. These policies and procedures include specific provisions to resolve conflicts of interest that may arise between the interests of the Funds and the Adviser or and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities will be available without charge by calling the Funds at 1-(866)-410-2006 and (ii) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

American Independence Financial Services, LLC serves as investment adviser to the Trust pursuant to an Advisory Agreement dated July 11, 2013, between the Trust and American Independence. American Independence also serves as investment adviser to AIFT and is investment adviser to separately managed accounts.  American Independence is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). American Independence is based at 80 Theodore Fremd Avenue, Rye, NY 10580 and as of December 31, 2014, American Independence managed approximately $774 million in assets in both mutual funds and separately managed accounts.

Pursuant to obligations under the Advisory Agreement, American Independence also provides certain administrative services necessary for the Fund’s operations including; (i) coordination of the services performed by the Funds’ transfer agent, custodian, independent accountants and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; (iii) preparation of proxy statements and shareholder reports for the Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Funds.

Under the Advisory Agreement, American Independence has oversight responsibility for the day -to-day management of the Funds. Mr. Charles McNally is responsible for the oversight of the sub-advisory relationship for the Funds.  For more about the portfolio managers, please see the section below entitled “PORTFOLIO MANAGER INFORMATION.”

Advisory Agreement and Fees. The following table shows the advisory fees that American Independence, in its capacity as investment adviser, is entitled to receive from the Funds, calculated daily and paid monthly at the following annual rates, as a percentage of each of the Fund’s average daily net assets.

Fund	Advisory Fee

American Independence MAR Tactical Conservative Fund	0.60%
American Independence MAR Tactical Moderate Growth Fund	0.75%
American Independence MAR Tactical Growth Fund	0.75%
American Independence MAR Tactical Aggressive Growth Fund	0.75%

The following table shows the sub-advisory fees that American Independence pays to the Sub-Adviser, as limited services sub-adviser for the Funds, from the Advisory Fees received. The Sub-Adviser also shares half of the Fund’s expenses waived and reimbursed by the Adviser.

Fund	Sub-Advisory Fee
American Independence MAR Tactical Conservative Fund	0.300%
American Independence MAR Tactical Moderate Growth Fund	0.375%
American Independence MAR Tactical Growth Fund	0.375%
American Independence MAR Tactical Aggressive Growth Fund	0.375%

American Independence has overall supervisory responsibilities for the general management and investment of each of the Funds’ portfolios, which are subject to review and approval by the Board of Trustees. Such responsibilities include (a) setting each Fund’s investment objectives; (b) evaluating, selecting and recommending a Sub-Adviser to manage the assets if it finds it appropriate; (c) monitoring and evaluating the performance of the Sub-Adviser, including their compliance with the investment objectives, policies and restrictions of the Funds; and (d) implementing procedures to ensure that the Sub-Adviser complies with each Fund’s respective investment objectives, policies and restrictions.

Under the Advisory Agreement, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, and the Trust has agreed to indemnify the Adviser against any claims or other liabilities arising out of any such error of judgment or mistake or loss. The Adviser shall remain liable, however, for any loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.

Unless sooner terminated, the Advisory Agreement will continue in effect through July 11, 2015. The Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the affected Fund or Funds, provided that in either event such Agreement’s continuance also is approved by a majority of the Trustees who are not parties to such Agreement, or “interested persons” (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by the Trust or the Adviser on 30 days’ written notice, and will terminate immediately in the event of its assignment.

The Adviser earned the following fees during the fiscal period from December 19, 2013, commencement of operations, through October 31, 2014:

Fund	Earned	Waived/ Reimbursed

American Independence MAR Tactical Moderate Growth Fund	$16,958	$93,520
American Independence MAR Tactical Growth Fund	39,217	97,816

Board Approval of the Advisory Agreements for the Funds.  American Independence’s compensation under the Advisory Agreement may be reduced in any year if the Funds’ expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Funds are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, and extraordinary expenses and, if the Funds have a distribution plan, payments made under such plan.

Under the Advisory Agreement, American Independence may reduce its compensation to the extent that the Funds’ expenses exceed such lower expense limitation as American Independence may, by notice to the Funds, declare to be effective. For the purpose of determining any such limitation on American Independence’s compensation, expenses of the Funds shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the Prospectus. In addition, American Independence has agreed to waive fees and reimburse expenses of the Funds to the extent necessary to ensure that the Funds pay maximum total fund operating expenses at the following rates through March 1, 2016:

	Institutional Class	Class A	Class C	Class R
American Independence MAR Tactical Conservative Fund	0.90%	1.28%	1.90%	1.40%
American Independence MAR Tactical Moderate Growth Fund	0.95%	1.33%	1.95%	1.45%
American Independence MAR Tactical Growth Fund	1.00%	1.38%	2.00%	1.50%
American Independence MAR Tactical Aggressive Growth Fund	1.05%	1.43%	2.05%	1.55%

In considering the Advisory Agreement, the Trustees considered numerous factors they believe to be relevant, including a comparison of the fees and expenses of other similarly managed funds, the Adviser’s research and decision-making processes, the methods adopted to assure compliance with the Funds’ investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the Funds; the education, experience and number of advisory personnel; the level of skill and effort required to manage the Funds; the value of services provided by the Adviser; the economies and diseconomies of scale reflected in the management fee; the Adviser’s potential profitability; the financial condition and stability of the Adviser; the Adviser’s trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars.

Sub-Adviser

American Independence has engaged Cougar Global to assist in the daily management of the Funds’ portfolios. Pursuant to a sub advisory agreement, Cougar Global serves as the investment sub-adviser to the Funds and is responsible for providing American Independence with a model portfolio for each Fund on a monthly basis. American Independence is responsible for final portfolio allocation decisions and for placing all transactions. American Independence monitors each Fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain target allocations among the underlying ETFs and/or securities, while taking into account any other factors it may deem relevant, such as cash flow and/or timing considerations.

Cougar Global, which was founded in 1993, is registered and regulated by the Ontario Securities Commission and is registered as a non-resident investment adviser under the Advisers Act. Cougar Global is based at 357 Bay Street, Suite 1001, Toronto, Ontario, Canada M5H 2T7. Cougar Global provides investment supervisory services for high-net-worth individuals, families, foundations, trusts, and corporations in North America and Europe. As December 31, 2014, Cougar Global had assets under management of approximately $1.426 billion.

The Sub-Adviser has entered into a Sub-Advisory Agreement, with the Adviser. The Sub-Advisory Agreement will continue in effect for a period beyond two years from the date of its execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or “interested persons” (as defined in the 1940 Act) of any such party. The Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, or the Sub-Adviser, on 60 days’ written notice by either party to the Contract and will terminate automatically if assigned.

Administration Services

American Independence also provides certain administrative services necessary for the Funds’ operations. The fees for the services provided under such agreement are calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

For the fiscal period from December 19, 2013, commencement of operations, through October 31, 2014, the Administrator earned the following fees:

Fund	Earned

American Independence MAR Tactical Moderate Growth Fund	$2,826
American Independence MAR Tactical Growth Fund	3,419

Sub-Administration Services.  American Independence has entered into an agreement with UMB, whereby UMB provides sub-administration services for a fee accrued daily and paid monthly, on aggregate net assets of each Fund.

Custodian, Transfer Agent and Dividend Disbursing Agent

INTRUST Bank NA acts as custodian to the Funds. Boston Financial Data Systems (“BFDS”) acts as transfer agent and dividend disbursing agent for the Funds. The Funds compensates BFDS for providing personnel and facilities to perform transfer agency related services for the Funds.

Expenses

Except as noted below, American Independence bears all expenses in connection with the performance of its advisory and administrative services. Each Fund bears its own expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its Trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders’ reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

Fee Waivers. The Adviser has agreed in writing to limit the expenses of the Funds to the amounts indicated in the Prospectus until March 1, 2016. These limits do not include any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses.

Independent Registered Public Accounting Firm and Counsel

Grant Thornton LLP, 175 West Jackson Blvd., Chicago, Illinois 60604, has been selected as the Independent Registered Public Accounting Firm for the Trust. Dechert LLP, 1095 Avenue of the Americas, New York, New York, serves as counsel to the Trust.

PORTFOLIO MANAGER INFORMATION

Portfolio Managers.

Dr. James Breech, Ph.D, MBA. Dr. Breech is President and Chief Executive Officer of Cougar Global. Prior to founding Cougar Global in 1993, Dr. Breech spent over ten years specializing in global capital markets.  He taught international finance in the MBA program in the Faculty of Administrative Studies and was a Full Professor at York University in Toronto.  Dr. Breech earned his BA (Honours) in English Language and Literature at the University of Toronto (1966), his PhD in Hellenistic and Greco-Roman History, Religion and Culture at Harvard University (1974), and his MBA in International Finance at the Wharton School (1983).  Dr. Breech is registered as a Portfolio Manager - Advising Representative with the Ontario Securities Commission.

Deborah Frame, CFA, MBA. Ms. Frame is Vice President, Investments and Chief Compliance Officer for Cougar Global. Ms. Frame has an extensive background in managing investments and has held executive positions over the past 25 years at a number of major Canadian life insurance and investment companies, most recently as Chief Investment Officer at Empire Life and has sat as a director of both private and public companies during this period.  She received her Master of Business Administration degree from York University with a specialty in Finance and her undergraduate degree in Economics and Business from the University of Guelph.  Deborah is a CFA charterholder and is registered as a Portfolio Manager - Advising Representative with the Ontario Securities Commission. She joined Cougar Global in 2009.

Charles McNally. Mr. McNally joined American Independence as Chief Portfolio Strategist in early 2013. Mr. McNally is also co-portfolio for the American Independence Risk-Managed Allocation Fund, a series in the American Independence Funds Trust. For thirteen years, he was a founding member and became a portfolio manager and head of manager research for the Fund of Funds and Institutional Advisory Group at Lyster Watson & Company, a pioneer firm in advising hedge fund investors. Prior to that, he headed research and development for a proprietary equity statistical arbitrage strategy at Jefferies Group, following a role as senior trader at a quantitative hedge fund. He started his career in the fixed-income portfolio strategy research group at Goldman Sachs & Company, and later advised the firm’s institutional clients on using fixed-income futures and options for hedging and portfolio applications. He moved to Salomon Brothers to become product manager for their fixed-income futures and options customer business, and traded fixed-income and foreign exchange at CS First Boston, before moving into investment management. Mr. McNally earned a Sc.B in Applied Mathematics, magna cum laude, from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University’s Courant Institute of Mathematical Sciences.

Beneficial Ownership by Portfolio Manager.  As of October 31, 2014, the portfolio managers responsible for the day to day management of the Fund owned the following shares of each Fund or any Fund in the Trust.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All of the Fund Complex

Dr. James Breech	None	None
Deborah Frame	None	None
Charles McNally	None	$1,000 - $10,000

Account Management Disclosures. Including the Funds, as of October 31, 2014, the portfolio managers were responsible for the day-to-day management of certain other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	No. of Accts.	Total Assets	No. of Accts.	Total Assets	No. of Accts.	Total Assets
Dr. James Breech	2	$15,571,264	0	$0	274	$1,387,089,306
Deborah Frame	2	$15,571,264	0	$0	274	$1,387,089,306
Charles McNally	3	$46,546,346	0	$0	0	$0

Manager Compensation. In addition to base salary, the Portfolio Managers are eligible for a discretionary bonus pool that is distributed annually. The amount of bonus compensation is based on quantitative and qualitative factors. Compensation is not tied to a published or private benchmark.  The Portfolio Managers also receive employee benefits, including, but not limited to, supplementary health care and other insurance benefits. In addition the Portfolio Managers may be eligible for individual pension contributions as well as participation in equity share option program.  The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities to more than one account (including the Funds). American Independence manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

SHARES OF BENEFICIAL INTEREST

The Trust was organized as a Delaware business trust on June 28, 2013, and currently consists of five (5) series, four of which are offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid and non-assessable.

The Funds offer four classes of shares, Institutional Class, Class A, Class C and Class R. Purchases may be made through an authorized broker or financial institution, including the Funds, by mail or by wire. Call 1-866-410-2006, or contact your sales representative, broker-dealer or bank to obtain more information about the Funds’ shares.

The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

As of January 31, 2015, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective Fund or classes except as set forth below:

Fund	Name and Address of Beneficial Owner	Shares Outstanding	Percent of Fund by Class
MAR TACTICAL MODERATE GROWTH FUND - INSTITUTIONAL CLASS	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS PO BOX 509046 SAN DIEGO CA 92150-9046	427,600.288	85.52%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	72,123.256	14.43%

MAR TACTICAL MODERATE GROWTH FUND - CLASS A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS PO BOX 509046 SAN DIEGO CA 92150-9046	319,106.440	85.78%

MAR TACTICAL MODERATE GROWTH FUND - CLASS C	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS PO BOX 509046 SAN DIEGO CA 92150-9046	304,175.162	98.65%

MAR TACTICAL GROWTH FUND - INSTITUTIONAL CLASS	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS PO BOX 509046 SAN DIEGO CA 92150-9046	138,123.791	99.82%

MAR TACTICAL GROWTH FUND - CLASS A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS PO BOX 509046 SAN DIEGO CA 92150-9046	407,929.095	59.65%

MAR TACTICAL GROWTH FUND - CLASS C	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS PO BOX 509046 SAN DIEGO CA 92150-9046	172,292.032	34.17%

BROKERAGE ALLOCATION

Subject to the general supervision and approval of the Board of Trustees, the Adviser is responsible for, making decisions with respect to, and placing orders for all purchases and sales of portfolio securities for the Funds.

Investment decisions for the Funds are made independently from those for other accounts advised or managed by the Adviser. Such other accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of any one of the Funds and such other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to that Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable or sold for a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other accounts in order to obtain the best execution.

Transactions by the Funds on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

Transactions by the Funds in the over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In making portfolio investments for the Funds, the Adviser seeks to obtain the best net price and the most favorable execution of orders. The Adviser may, in its discretion, effect transactions in portfolio securities with broker-dealers who provide research advice or other services to the Funds or the Adviser. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds that exceeds the amount of commission another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received (if any) is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or portfolios of the Trust or other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account, portfolio of the Trust or investment company. The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with the Adviser, the Distributor, or any of their “affiliated persons” (as defined in the 1940 Act), except as the 1940 Act or the SEC permits. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

The Fund paid the following amounts in brokerage commissions for the fiscal period December 19, 2013 (commencement of operations) through October 31, 2014:

Fund	Brokerage Commissions
American Independence MAR Tactical Conservative Fund	N/A
American Independence MAR Tactical Moderate Growth Fund	$827
American Independence MAR Tactical Growth Fund	$1,153
American Independence MAR Tactical Aggressive Growth Fund	N/A

The Funds may from time to time purchase securities issued by the Trust’s “regular broker/dealers.”

DISTRIBUTION AND RELATED SERVICES PLANS

You may purchase shares of the Funds through Matrix Capital Group, Inc. (the “Distributor”) or through banks, brokers, retirement plan providers, and other investment representatives (collectively called “Service Organizations”). Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

Your Service Organizations may receive various forms of compensation from you, the Funds or American Independence in connection with the sale of shares of the Funds to you or for you remaining an investor in the Funds.  The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries.  These types of payments include:

•           Contingent deferred sales charges or initial front-end sales charges (if applicable), which are payable from your investment to the Distributor and all or a portion of which are payable by the Distributor to financial intermediaries (see “A Choice of Share Classes” in the Prospectus);

•           Ongoing asset-based payments attributable to the share class selected, including fees payable under the Funds’ Distribution Plans adopted under Rule 12b-1 (the “Rule”) under the 1940 Act and Shareholder Servicing Plan, which are paid from the Funds’ assets and allocated to the class of shares to which the plan relates (see “Distribution and Service (12b-1) Fee Plans” below for further details);

•           Shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, which are paid from the assets of the Fund as reimbursement to the financial intermediary for expenses they incur on behalf of a Fund.

•           Payments by American Independence out of its own assets.  American Independence may make these payments in addition to payments described above.  Your financial intermediary may receive payments from American Independence that fall within one or more of the following categories, each of which is described in greater detail below:

o   Distribution-Related Payments;

o   Sub-Transfer Agency Payments; and

o   Processing-Related Payments

These payments may provide an additional incentive to financial intermediaries to actively promote a Fund, or cooperate with American Independence’ promotional efforts.  Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy.  Your financial intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus and SAI.  You should ask your financial intermediary for details about any such payments it receives from American Independence or any other fees or expenses it charges.

Distribution and Service (12b-1) Fee Plans. The Trust has adopted separate Distribution and Services Plans pursuant to the Rule with respect to Class A Shares, Class C Shares and Class R Shares of the American Independence Funds (the “Plans”). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed and (ii) may pay, through the Distributor, broker-dealers or other financial institutions for services, as defined by the Financial Industry Regulatory Authority (“FINRA”). Institutional shares are offered without any Distribution or Services Fees.

Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and SAIs (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Plan.

For the fiscal period December 19, 2013, commencement of operations, through October 31, 2014, the Distributor earned the following fees:

Fund	Class A	Class C
American Independence MAR Tactical Conservative Fund	N/A	N/A
American Independence MAR Tactical Moderate Growth Fund	$2,322	$6,153
American Independence MAR Tactical Growth Fund	$891	$4,245
American Independence MAR Tactical Aggressive Growth Fund	N/A	N/A

Shareholder Services Plan. Under the Shareholder Services Plan, the Funds are authorized to pay financial institutions, including American Independence and its affiliates, or other persons who provide certain services to the Funds, a  services fee, within the meaning of FINRA Rules under the Plan at an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class A Shares, Class C Shares and Class R Shares of the average daily net asset value of the respective class of Shares of the Funds (the “Services Fees”) as compensation for providing service activities pursuant to an agreement with each Service Organization. Institutional shares are offered without any Services Fees.

The Funds may pay a Services Fee to the Service Organizations at a lesser rate than the fees described above. The Services Fees will be computed daily and payable quarterly by the Funds.

Distribution Plan. Under the Distribution Plan, the Funds shall pay to the Distributor an annual rate of up to 0.25%, 0.75% and 0.40% of average net asset value of each of the Fund’s outstanding shares of the Class A Shares, Class C Shares and Class R Shares, respectively, to compensate the Distributor for services provided and expenses incurred by it in connection with the offering of the Funds’ shares, which may include, without limitation the average daily net asset value of each of the Fund’s outstanding shares that are owned of record or beneficially by a Service Organization’s customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under the Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by the Trust”. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs that a Class of shares may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements (the “12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and holders of each Class of shares. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization will be terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of each Class of shares, by the Distributor or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment.

As long as the Plan is in effect, the nomination of Independent Trustees must be committed to the discretion of the Independent Trustees.

Distribution Related Payments.  American Independence may make payments to certain financial intermediaries as incentives to market the funds or to cooperate with American Independence’s promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support.   American Independence compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.25% of that financial intermediary’s total sales of the Funds, and 0.25% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

As noted above a number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds’ sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give American Independence access to its Investment Representatives for educational and marketing purposes.  In some cases, financial intermediaries will include the Funds on a “preferred list.”  American Independence’s goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds, the Trust and related investor services.

Sub-Transfer Agency Payments.  Payments may also be made by the Funds or American Independence to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services.  Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary.  Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others.  These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

American Independence compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary.  Service Related Payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the assets attributable to that financial intermediary.

Processing-Related Payments.  American Independence may make payments to certain financial intermediaries that sell a Fund’s shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation and transaction processing.  The types of payments that American Independence may make under this category include, among others, payment of networking fees or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Other Payments.  Additionally, American Independence may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated investment representatives in connection with educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or rules of FINRA) and marketing efforts related to a Fund for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences.  American Independence makes payments for entertainment events it deems appropriate, subject to American Independence’s policies and applicable law.  These payments may vary depending on the nature of the event.

As of December 31, 2014, the following financial intermediaries that are broker dealers have been approved by the Board of Trustees to receive Distribution Related and/or Service Related Payments:

Advisor Group

Ameriprise Financial

Ascensus, Inc.

Benefit Plan Administrators

Charles Schwab

CPI Qualified Plan Consultants, Inc.

Expert Plans

Fidelity Brokerage Services LLC

Fiserv Trust Company

Geneos Wealth Management

GWFS Equities, Inc.

LPL Financial Corporation

Massachusetts Mutual Life Insurance Company

Mercer

Mid-Atlantic Capital Corp.

MML Distributors, LLC

MSCS Financial Services, LLC

Nationwide Great West

Pershing

Principal Financial Group

Raymond James

Southwest Securities

TD Ameritrade Trust Co.

TIAA-CREF

UBS

Wells Fargo Advisors

Wells Fargo Institutional

Any additions or deletions to the list of financial intermediaries identified above that have occurred since December 31, 2014 are not reflected.

CALCULATION OF NET ASSET VALUE (NAV)

The NAV of a particular Class of each of the Funds is calculated separately by dividing the total value of the assets belonging to the applicable Fund allocable to such Class, less the liabilities of that Fund allocable to such Class, by the number of outstanding shares of such Class. “Assets belonging to” each of the Funds consist of the consideration received upon the issuance of shares of that Fund together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio. Assets belonging to a Fund are reduced by the direct liabilities of a Fund and by a share of the general liabilities of the Trust allocated daily in proportion to the relative net asset values of all of the Funds at the time of allocation. In addition, liabilities directly attributable to a Class of a Fund are charged to that Class. Subject to the provisions of the Trust’s Trust Instrument, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets, with respect to a Fund or Class thereof are conclusive.

Each Fund’s investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board. A security that is primarily traded on a domestic securities exchange (including securities traded through the NASDAQ National Market System) is valued at the last price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities traded in the over-the-counter market (but not securities traded through the NASDAQ National Market System) are valued at the bid based upon quotes furnished by market makers for such securities. For purposes of determining NAV, futures and options generally will be valued shortly after the close of trading on the NYSE.

For each Fund, market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Trustees, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board of Trustees determines that this does not constitute fair value.

ADDITIONAL INFORMATION CONCERNING TAXES

Information set forth in the Prospectus that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

The Funds have elected to be taxed as a regulated investment companies under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by each Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward indefinitely and can be used to offset capital gains in future years. As explained below, however, such carry forwards are subject to limitations on availability Under Code Sections 382 and 383, if a Fund has an “ownership change,” then that Fund’s use of its capital loss carry forwards in any year following the ownership change will be limited to an amount equal to the NAV of that Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs. Each Fund will use its best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have an ownership change. If a Fund has an ownership change, then that Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carry forwards, unless distributed by that Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the “Income Requirement”).

Some of the income that the Funds might earn, such as income from certain ETFs that invest in gold and commodity index-linked swaps, is not expected to be qualifying income for purposes of the Income Test (the “Non-Qualifying Income”).  Each Fund intends to monitor its investments to ensure that any Non-Qualifying Income is limited to a maximum of 10 percent of its gross income for each taxable year.  However, there can be no assurance that the Funds will be successful in this regard.

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while that Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless that Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by that Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and that Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and that Fund grants an in-the-money qualified covered call option with respect thereto. In addition, that Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by that Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Each Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of that Fund that are not Section 1256 Contracts.

In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of that Fund’s taxable year, at least 50% of the value of that Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, that Fund has not invested more than 5% of the value of its Fund’s total assets in securities of each such issuer and that Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or the securities of one or more “qualified publicly traded partnerships”. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of that Fund’s current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and for treatment as “qualified dividend income” in the case of individual shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Funds intend to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Funds might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Distributions of the Funds

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year on a quarterly basis. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by a Fund are less than 95% of that Fund’s gross income (as specially computed), the portion of dividends received from that Fund that constitute qualified dividends will be designated by that Fund and cannot exceed the ratio that the qualified dividends received by that Fund bears to its gross income. If the aggregate qualified dividends received by a Fund equal at least 95% of its gross income, then all of the dividends received from that Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that a Fund has held for less than 61 days during the 120-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which a Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on a Fund’s share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by a Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which a Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts annually. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain; regardless of the length of time the shareholder has held his shares or whether such gain was recognized by that Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, that Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that that Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by that Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of that Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of cash the shareholder could have received instead of receiving such shares In addition, if the NAV at the time a shareholder purchases shares of that Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of that Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of that Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, that  Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If a Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by that Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes (currently, at the applicable rate of 28%) on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to that Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a “C corporation”).

Sale of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Due to recent legislation, each Fund (or its administrative agents) is required to report to the IRS and furnish to its shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012.  Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method.  Unless you instruct otherwise, each Fund will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012.  The cost basis method a shareholder elects may not be changed with respect to redemption of shares after the settlement date of the redemption.  Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.  Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Medicare Tax.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Other Tax Information

Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be generally subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of that Fund’s net short-term capital gain over that Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of its distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Foreign shareholders may also be subject to U.S. estate tax with respect to their Fund shares.

Effective July 1, 2014, each Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to a Fund to enable that Fund to determine whether withholding is required.

In the case of foreign non-corporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish that Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on a fund’s distributions and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the Funds are suitable to their particular tax situation.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), which includes the Customer Identification Program, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Procedures to implement the Program include, but are not limited to, determining that the Funds’ distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

VOTING RIGHTS

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in a Fund. Under the Trust Instrument, the Board of Trustees is authorized to create new portfolios or classes without the approval of the shareholders of a Fund. Each share will have a pro rata interest in the assets of that Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. The Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. As used in the Prospectus and in this SAI, the term “majority”, when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a trustee is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of that Fund.

PERFORMANCE INFORMATION

Each Fund may quote performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. The following paragraphs describe how yield and return are calculated by the Trust.

Return Calculations. Returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in a Fund’s NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund’s performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.

In addition to average annual returns, each Fund may quote un-averaged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a Fund’s short-term trading fee or the effect of a Fund’s small balance maintenance fee. Excluding a Fund’s short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

From time to time, in advertisements or in reports to shareholders, each Fund’s yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron’s, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a the Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper, Inc.

From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) that may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of a Fund’s rankings or ratings by recognized rating organizations. The Trust may also include calculations, such as hypothetical compounding examples, that describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Online Disclosure of Ten Largest Holdings. The Funds generally will seek to disclose each of their respective ten largest portfolio holdings and the percentages that each of these ten largest portfolio holdings represents of that Fund’s total assets as of the most recent calendar-quarter-end (quarter-end ten largest holdings) online at www.aifunds.com, 15 calendar days after the end of the calendar quarter. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of the Funds within the Trust, and all other persons.

Online Disclosure of Complete Portfolio Holdings.  The Funds, generally will seek to disclose their complete portfolio holdings in the semi-annual and annual reports to shareholders within 60 days of the reporting periods, April 30 and October 31, respectively.

The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability (“non-standard disclosure”) to:

(1)  the Funds’ Service Providers including the Funds’ custodian, administrator, fund accountant, financing agents, pricing services and certain others (such as auditors, proxy voting services and securities lending agents) necessary for the Funds’ day-to-day operations.; and

(2) certain Non-Service Providers including ratings agencies and other qualified financial professionals (such as Lipper Analytical Services, Moody’s Investors Service, Morningstar, Standard & Poor’s Rating Service, Thomson Financial and Vickers Stock Research Corporation) for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation (“Non-Service Providers”). Generally such information is provided to Non- Service Providers on a monthly and quarterly basis with a five-to-fifteen day lag. The above list of ratings agencies will be updated each year.

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

(1) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(2) the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds’ Disclosure Policies; or

(3) the recipient provides assurances of its duty of confidentially by such means as certification as to its policies’ adequacy to protect the information that is disclosed.

The Funds have determined that non-standard disclosure to each Service and Non-Service Provider fulfills legitimate business purpose and is in the best interest of shareholders and believes that these arrangements subject the recipients to a duty of confidentiality. Neither the Funds Adviser nor Sub-Adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer. The Board of Trustees has approved this policy and will review any material changes to this policy, and shall periodically review persons or entities receiving non-standard disclosure. The Board of Trustees and Chief Compliance Officer (1) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Trust’s Disclosure Policies and (2) will address any conflicts of interest involving non-standard disclosure.

FINANCIAL STATEMENTS

The financial statements and financial highlights for the period ended October 31, 2014 have been audited by Grant Thornton LLP, an independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference.  The American Independence Funds Trust II’s annual report includes the financial statements referenced above and is available without charge upon request by calling 1-866-410-2006.

MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of the Funds means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of that Fund.

If you have any questions concerning the Trust or the Funds, please call 1-866-410-2006.

APPENDIX A – PROXY VOTING POLICY AND PROCEDURES

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

GENERAL POLICY

            American Independence Financial Services, LLC (“American Independence”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients (“Clients”) for which it provides discretionary investment management services. American Independence has taken steps in designing these proxy policies and procedures to ensure that proxies are voted in the best interest of our Clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts and to be free from conflicts of interest. The policies stated in these Proxy Voting Policy and Procedures (the “Proxy Procedures”) pertain to all of American Independence’s Clients.

American Independence has engaged Broadridge as its proxy voting agent to vote the proxies of securities held in Client accounts for which American Independence has proxy voting authority. American Independence utilizes Broadridge’s ProxyEdge® internet tool to review upcoming shareholder meetings or similar corporate actions affecting holdings in Client accounts.  American Independence has authorized Broadridge to vote proxies with respect to securities held in Client accounts in accordance with recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”). Glass Lewis is an independent research firm that provides proxy voting services to more than 100 institutional clients and has developed best practices in corporate governance consistent with the best interest of investors.  American Independence has established a Proxy Voting Committee to oversee the proxy voting process and to vote on any proxies for which Glass Lewis does not vote (see “Procedures for Voting Proxies” below for further details).  The Proxy Committee is composed of representatives of American Independence’s Compliance, Administration and Portfolio Management departments. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The Proxy Voting Committee will also evaluate the performance of Glass Lewis on a periodic basis.

Where American Independence has delegated day-to-day investment management responsibilities to an investment sub-adviser for a Client account, American Independence will not delegate proxy voting responsibility to such investment sub-adviser.

PROCEDURES FOR VOTING PROXIES

            General. The custodians for Client accounts transmit proxy notices to Broadridge through electronic interfaces. As the proxy voting agent, Broadridge monitors and votes the proxies on behalf of American Independence Clients’ accounts.  In general, all proxies received from issuers of securities held in Client accounts are referred to Glass Lewis for its analysis and recommendation as to each matter being submitted for a vote. Glass Lewis reviews such proxy proposals and makes voting recommendations in accordance with its proxy voting guidelines. These guidelines address a wide variety of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. American Independence has concluded that the Glass Lewis guidelines are substantially in accord with American Independence’s own philosophy regarding appropriate corporate governance and conduct.  Securities will be voted in accordance with Glass Lewis’ voting recommendations.  American Independence does not intend to deviate from Glass Lewis’s recommendations on any proxy proposals.

            Guidelines.   In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its current Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. American Independence, as well as the Board of Trustees of the investment company it manages, has accepted the proxy voting guidelines published by Glass, Lewis.  American Independence’s CCO or her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to American Independence’s proxy voting needs.

              Non-Votes. If Glass Lewis does not provide an analysis or recommendation for voting a particular proxy measure or measures, American Independence will generally abstain, if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as American Independence deems appropriate under the circumstances.  However two members of the Proxy Committee, including at least one representative from Portfolio Management may decide how to vote such proxy. Examples where American Independence may not vote a security include certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

CONFLICTS OF INTEREST

            The use of Glass Lewis minimizes the number of potential conflicts of interest American Independence faces in voting proxies, but American Independence does maintain procedures designed to identify and address those conflicts that do arise. Proxy votes with respect to which an apparent conflict of interest is identified are referred to the Proxy Committee to resolve. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee’s vote on the matter in question. Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee’s decision.

Potential conflicts of interest may include:

•         The issuer that is soliciting American Independence’s proxy vote is also a client of American Independence or an affiliate;

•         An American Independence employee has acquired non-public information about an issuer that is soliciting proxies;

•         An American Independence employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; or

•         An American Independence employee is contacted by management or board member of a company regarding an upcoming proxy vote.

REPORTING AND DISCLOSURE

            Once each year, American Independence shall include in its presentation materials to the Board of Trustees of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment company during the year. With respect to those proxies that American Independence has identified as involving a conflict of interest or has not voted, American Independence shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy or in the case of non-votes, why it did not vote.

            With respect to the investment companies which American Independence manages, American Independence utilizes Broadridge to prepare and file the annual N-PX.  American Independence reviews the report and approves it for filing.  Shareholders of the investment company may receive a copy of the filed report upon request.  American Independence shall disclose within its Form ADV how other Clients can obtain information on how their securities were voted. American Independence shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a Client shall be provided a copy upon request.

RECORDKEEPING

American Independence, in conjunction with Broadridge and Glass Lewis, shall retain records relating to the voting of proxies, including:

            1.   A copy of this proxy voting policy and procedures relating to the voting of proxies.

            2.   A copy of each proxy statement received by American Independence regarding portfolio securities in American Independence client accounts (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database).

            3.   A record of each vote cast by American Independence on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so).

            4.   A copy of each written client request for information on how American Independence voted proxies on behalf of the client account, and a copy of any written response by American Independence to the client account.

            5.   A copy of any document prepared by American Independence that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

            These proxy records, required by Rule 204-2(c)(2) under the Advisers Act, shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of American Independence.